UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2007–September 30, 2008

Item 1: Reports to Shareholders

>	Vanguard Asset Allocation Fund returned a disappointing –20.8% for the fiscal year ended September 30, trailing its comparative standards, which held a larger proportion of bonds.

>	The advisor increased equity exposure in early January to 100%, where it remained through the end of September.

>

For the ten-year period ended September 30, 2008, the Asset Allocation Fund posted an average annual return of 4.0% for Investor Shares—ahead of the stock market and in line with the peer-group average return, but slightly behind the performance of the fund’s benchmark composite index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Trustees Approve Advisory Agreement	32
Glossary	33

Past performance is not a guarantee of future results. Investment returns will fluctuate. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Asset Allocation Fund
Investor Shares	VAAPX	–20.8%
Admiral™ Shares[1]	VAARX	–20.8
Asset Allocation Composite Index[2]		–11.4
Average Flexible Portfolio Fund[3]		–16.8

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$30.92	$23.91	$0.659	$0.000
Admiral Shares	69.43	53.69	1.544	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2008, Vanguard Asset Allocation Fund returned –20.8%. This disappointing performance reflects the fund’s 100% allocation to the stock market for much of the past year, leading it to trail the returns of both the average flexible-portfolio fund and the composite index. This benchmark index has a static allocation of 65% to the S&P 500 Index, which returned –22.0% for the fiscal year, and 35% to the Lehman Long U.S. Treasury Index, which returned 10.4%.

Although the fund’s advisor considered stocks to be attractively valued relative to bonds, in the short term this judgment was overwhelmed by market dynamics. As the credit market crisis deepened, investors pursued safety above all else.

If you invest in the fund through a taxable account, page 29 shows after-tax returns for investors in the highest tax bracket.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than 9%.

International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again,

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

to 1.50%. The move was made in coordination with rate cuts by several other central banks.

High equity allocation detracted from return

Mellon Capital Management, the fund’s advisor, uses a quantitative model to assess the relative attractiveness of stocks, bonds, and cash based on the expected long-term returns and risks for each asset class. During the past year, the advisor judged stocks to be much more attractively valued than bonds and cash. From a starting portfolio of 80% stocks/ 10% bonds/10% cash, the allocation was adjusted five times, reaching 100% stocks on January 3 (see below).

However, as the credit crisis deepened and spread globally, stocks remained under pressure—especially at the end of the period. Anxious investors, seeking refuge from the financial markets’ turmoil, bid up the prices of Treasury bonds. As a result, bonds—especially ultrasafe Treasuries—significantly outperformed stocks.

The equity component of the Asset Allocation Fund is managed to parallel the performance of the S&P 500 Index, which is dominated by many of the large-capitalization stocks that have borne the brunt of the recent credit market tumult. Consumer staples (+1%) was the only sector that eked out a gain for the year. Price-club retailers and companies that provide food and beverage products

Portfolio Allocation Changes[1]

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2007	80%	10%	10%
October 22, 2007	90	10	0
November 27, 2007	95	5	0
November 29, 2007	95	0	5
December 10, 2007	90	0	10
January 3, 2008	100	0	0

Expense Ratios[2]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Flexible
	Shares	Shares	Portfolio Fund
Asset Allocation Fund	0.37%	0.27%	1.36%

1 Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.

2 The fund expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratios were 0.31% for Investor Shares and 0.20% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

performed well, as they often do in a slowing economy, making this sector somewhat recession-resistant.

Financial (–39%) and information technology (–23%) companies—the two largest sectors in the fund—detracted the most from performance. Together, they accounted for about half of the fund’s retreat. Distress was widespread among financial holdings—including banking and insurance titans that collapsed, or nearly collapsed, under the weight of troubled balance sheets. Technology stocks also struggled as credit-pinched consumers and businesses (including those in the financial sector) reduced spending.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report on page 7.

Asset allocation adjustments have enhanced long-term returns

Mellon Capital Management has managed the fund since its inception nearly 20 years ago, with the objective of producing returns similar to those of the stock market but with lower volatility. For the ten years ended September 30, the average annual return for the Asset Allocation Fund’s Investor Shares was 4.0%, besting the 3.1% average annual return of the S&P 500 Index. The fund performed in line with its peer-group average and just behind its benchmark, which (like the S&P 500) incurs no expenses. Your fund’s historically low

Total Returns
Ten Years Ended September 30, 2008
Average
Annual Return
Asset Allocation Fund Investor Shares	4.0%
Asset Allocation Composite Index	4.5
Average Flexible Portfolio Fund[1]	3.9

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

expenses have helped investors keep more of its returns, an advantage that compounds over time.

During turbulent times, focus on the long term

Over the past year—and more acutely in recent weeks—global financial markets have experienced an unprecedented confluence of events. Understandably, many investors have been unnerved—by shrinking investment portfolios, declining home values, tight credit, and daily headlines of bank rescues. We firmly believe that maintaining a long-term perspective can help investors get through such rocky periods. History teaches us that selling in a panic—or letting your emotions drive your investment decisions—is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. Diversification within equities is not a panacea, of course, as most stock markets around the world succumbed to the credit crunch. But including an allocation to less risky fixed income investments and cash can help to moderate the volatility of portfolio returns. We encourage you to determine a mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs—and then try to stick with it.

The Asset Allocation Fund offers investors the opportunity to benefit from the advisor’s shifts among stocks, bonds, and cash, which can help generate stock-like returns with somewhat less volatility over the long term. However, the fund is not broadly diversified within stocks and bonds. And there will be periods, such as the last several months, when the fund is 100% invested in stocks. That’s why it is appropriate to consider the fund as part of a diversified and balanced portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 10, 2008

Advisor’s Report

The past year has been an extremely difficult one for U.S. financial markets, and certainly one of the most difficult periods we have experienced in our more than 30 years of asset management. Despite its long and successful track record, Vanguard Asset Allocation Fund’s recent performance was disappointing. Fear and uncertainty surrounding the subprime meltdown led to a virtual shutdown in key lending markets, including interbank loans and commercial paper. The Federal Reserve has responded aggressively and creatively, seeking to ease the strains, but has not yet effectively restored confidence. Fear, as evidenced by extreme risk aversion, has, for now, supplanted fundamental economic valuation. Experience tells us that markets always return to fair value because mispricings are unsustainable in the long run. When these corrections come, they typically favor valuation-focused strategies.

For the 12 months ended September 30, 2008, the S&P 500 Index returned –22.0%, while the Lehman Long U.S. Treasury Index returned 10.4%. By maintaining an overweighted position in stocks relative to its neutral composite benchmark allocation of 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Lehman Long U.S. Treasury Index), Asset Allocation Fund underperformed the benchmark composite by more than 9 percentage points. The fund returned –20.8% for both share classes, compared with –11.4% for the benchmark composite index.

The fund began the period with a stock/bond/cash allocation of 80%/10%/ 10%. In October 2007, the fund increased its equity allocation to 90%, while decreasing cash to 0%. In November 2007, the fund further increased its equity allocation to 95% and moved out of bonds to leave the remaining 5% allocation in cash. In December 2007, after a sharp rally in the S&P 500, the fund scaled back its equity position to 90% in favor of cash, and in January 2008, the fund maxed out its equity allocation to 100%. The fund’s mix remained at approximately 100% stocks, 0% bonds, and 0% cash for the remainder of the 12-month reporting period.

In the first half of 2008, the Fed lowered its benchmark federal funds rate from 4.25% to 2.00%, and helped orchestrate the sale of failing investment bank Bear Stearns. Rapidly rising oil and food prices kept the Fed focused on the quickening pace of inflation throughout the summer. Since July, however, falling commodity prices and a rallying U.S. dollar have alleviated some of the concern over growing inflation, allowing the Fed to focus on the downside risks to the economy.

September 2008 will go down as one of the most difficult months in the history of global financial markets, as the credit crisis took a turn for the worse and claimed several large and notable firms. Fannie Mae and Freddie Mac were taken over by the U.S. government, Lehman Brothers filed for bankruptcy, Bank of

America bought a near-insolvent Merrill Lynch, and the Fed bailed out American International Group with an $85 billion emergency loan. Stock market volatility increased significantly toward month-end, culminating with equity markets tumbling to multiyear lows as the U.S. government’s proposed bailout plan stalled in Congress and Washington Mutual collapsed in the biggest banking failure in history.

Outlook

It is too soon to say that the credit crisis is behind us, that current economic uncertainties are fully reflected in analysts’ forecasts, and that markets are returning to trading on fundamentals. That said, many historic events occurred in September that have ultimately helped reduce the uncertainty that has been weighing on the markets and the fund. Historically unprecedented Fed actions and consolidation within the financial industry are helping to lessen fears. As the economy stabilizes, the market should refocus on economic fundamentals.

Mellon Capital follows a disciplined process that focuses on forward-looking, risk-adjusted returns. We evaluate each asset class return individually and comparatively (adjusted for risk) and determine an asset allocation we believe most likely to maximize long-run, risk-adjusted returns. Mellon Capital’s U.S. Tactical Asset Allocation (TAA) strategy has been tested by market crises many times in the past 25 years. Because our strategy is based on timeless fundamentals, we believe it will continue to add value for clients. Our model currently predicts equity returns of close to 11% per year over the next ten years. Meanwhile, high-grade corporate bonds currently yield about 6.5%. An expected risk premium of around 4.4% represents a major dislocation in today’s prices. Accordingly, the Mellon Capital TAA Model recommends a 35-percentage-point overweighting in equities and a 35-percentage-point underweighting in fixed income securities relative to the benchmark.

Charles J. Jacklin, President and Chief Executive Officer

Thomas F. Loeb, Chairman and Co-founder

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation

October 16, 2008

Fund Profile

As of September 30, 2008

Total Fund Characteristics

Turnover Rate	5%
Expense Ratio (9/30/2007)[1]
Investor Shares	0.37%
Admiral Shares	0.27%
Short-Term Reserves	–1.0%[2]

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	8.5%	8.5%	9.2%
Consumer Staples	12.2	12.2	10.5
Energy	13.4	13.4	12.6
Financials	15.8	15.9	17.3
Health Care	13.1	13.1	13.0
Industrials	11.1	11.1	11.4
Information Technology	15.9	15.7	15.7
Materials	3.4	3.4	3.7
Telecommunication
Services	3.1	3.1	2.8
Utilities	3.5	3.6	3.8

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.92	0.98
Beta	1.48	0.92

Ten Largest Stocks[7] (% of equity portfolio)

ExxonMobil Corp.	integrated oil
	and gas	4.0%
General Electric Co.	industrial
	conglomerates	2.5
The Procter & Gamble Co.	household products	2.1
Microsoft Corp.	systems software	2.1
Johnson & Johnson	pharmaceuticals	1.9
JPMorgan Chase & Co.	diversified financial
	services	1.7
Chevron Corp.	integrated oil
	and gas	1.7
AT&T Inc.	integrated
	telecommunication
	services	1.6
Bank of America Corp.	diversified financial
	services	1.6
International Business
Machines Corp.	computer hardware	1.6
Top Ten		20.8%

Fund’s Exposure to Asset Classes8

1 The expense ratios shown are from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, expense ratios were 0.31% for Investor Shares and 0.20% for Admiral Shares.

2 The fund invested a portion of its cash reserves in equity markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash position was negative.

3 S&P 500 Index.

4 Dow Jones Wilshire 5000 Index.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

7 The holdings listed exclude any temporary cash investments and equity index products.

8 Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	499	499	4,679
Median Market Cap	$43.8B	$43.8B	$29.6B
Price/Earnings Ratio	14.8x	14.8x	15.5x
Price/Book Ratio	2.3x	2.3x	2.2x
Dividend Yield	2.4%	2.4%	2.3%
Return on Equity	21.3%	21.3%	20.0%
Earnings Growth Rate	17.8%	17.8%	17.7%
Foreign Holdings	0.0%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund[3]	Index[4]	Index[5]
Number of Bonds	0	34	9,420
Average Coupon	—	6.6%	5.3%
Average Effective Maturity	—	17.8 years	7.1 years
Average Quality[6]	—	Aaa	Aa1
Average Duration	—	11.3 years	4.5 years

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 As of September 30, 2008, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.

4 Lehman Long U.S. Treasury Index.

5 Lehman U.S. Aggregate Bond Index.

6 Moody’s Investors Service.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1998–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2008			of a $10,000
	One Year	Five Years	Ten Years	Investment
Asset Allocation Fund Investor Shares[1]	–20.84%	5.05%	4.04%	$14,862
Dow Jones Wilshire 5000 Index	–21.20	6.04	4.00	14,801
Asset Allocation Composite Index[2]	–11.44	5.62	4.54	15,589
Average Flexible Portfolio Fund[3]	–16.82	4.57	3.86	14,611

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Asset Allocation Fund Admiral Shares	–20.76%	5.16%	3.10%	$124,369
Dow Jones Wilshire 5000 Index	–21.20	6.04	2.75	121,384
Asset Allocation Composite Index[2]	–11.44	5.62	3.80	130,456

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: August 13, 2001.

Fiscal-Year Total Returns (%): September 30, 1998–September 30, 2008
	Investor Shares			Composite
Fiscal	Capital	Income	Total	Index Total
Year	Return	Return	Return	Return[1]
1999	10.5%	4.2%	14.7%	14.4%
2000	7.0	4.4	11.4	12.4
2001	–16.6	3.1	–13.5	–13.8
2002	–18.5	2.1	–16.4	–8.8
2003	24.1	1.7	25.8	17.4
2004	10.9	1.9	12.8	10.8
2005	9.4	2.2	11.6	10.6
2006	8.8	2.2	11.0	7.9
2007	13.3	2.4	15.7	12.3
2008	–22.7	1.9	–20.8	–11.4

1 65% S&P 500 Index and 35% Lehman Long U.S. Treasury Index.

Note: See Financial Highlights tables for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (79.0)%[1]
Consumer Discretionary (6.7%)
	McDonald’s Corp.	938,506	57,906
	The Walt Disney Co.	1,573,569	48,293
	Comcast Corp. Class A	2,447,311	48,041
	Time Warner, Inc.	2,995,918	39,276
	Home Depot, Inc.	1,419,858	36,760
	Target Corp.	630,866	30,944
	Lowe’s Cos., Inc.	1,217,529	28,843
	News Corp., Class A	1,913,260	22,940
	NIKE, Inc. Class B	321,653	21,519
*	Amazon.com, Inc.	266,485	19,389
	Johnson Controls, Inc.	489,630	14,850
	Staples, Inc.	584,198	13,144
*	Viacom Inc. Class B	521,993	12,966
	Yum! Brands, Inc.	396,663	12,935
	Carnival Corp.	360,069	12,728
*	DIRECTV Group, Inc.	483,443	12,652
*	Kohl’s Corp.	257,039	11,844
	TJX Cos., Inc.	349,616	10,670
	Best Buy Co., Inc.	284,152	10,656
	Omnicom Group Inc.	272,358	10,502
*,^	Ford Motor Co.	1,877,715	9,764
*	Starbucks Corp.	611,242	9,089
	The McGraw-Hill Cos., Inc.	272,952	8,628
	CBS Corp.	570,978	8,325
	Harley-Davidson, Inc.	201,600	7,520
	Fortune Brands, Inc.	126,110	7,234
*	Coach, Inc.	286,495	7,174
*	Bed Bath & Beyond, Inc.	222,235	6,980
	The Gap, Inc.	388,857	6,914
	Marriott International, Inc.
	Class A	255,251	6,660
	Macy’s Inc.	353,401	6,354
	J.C. Penney Co., Inc.
	(Holding Co.)	181,879	6,064
	H & R Block, Inc.	263,076	5,932
	VF Corp.	73,394	5,674
	Mattel, Inc.	310,754	5,606
	Genuine Parts Co.	139,298	5,601

			Market
			Value•
		Shares	($000)
*	Apollo Group, Inc. Class A	91,640	5,434
	Whirlpool Corp.	61,839	4,903
	Sherwin-Williams Co.	85,417	4,882
*	GameStop Corp. Class A	132,053	4,518
	International
	Game Technology	261,669	4,495
	Starwood Hotels & Resorts
	Worldwide, Inc.	159,226	4,481
*,^	Sears Holdings Corp.	47,643	4,455
^	General Motors Corp.	467,668	4,419
*	AutoZone Inc.	34,968	4,313
	Limited Brands, Inc.	241,361	4,180
	Tiffany & Co.	109,992	3,907
	Nordstrom, Inc.	134,978	3,890
	Newell Rubbermaid, Inc.	224,936	3,882
	Hasbro, Inc.	106,353	3,693
	Eastman Kodak Co.	229,134	3,524
	Black & Decker Corp.	55,007	3,342
	Darden Restaurants Inc.	115,798	3,315
	Polo Ralph Lauren Corp.	48,927	3,261
	Leggett & Platt, Inc.	147,892	3,223
	Gannett Co., Inc.	189,394	3,203
*	Interpublic Group of Cos., Inc.	401,548	3,112
	D. R. Horton, Inc.	223,127	2,905
*	The Goodyear Tire &
	Rubber Co.	189,064	2,895
	Family Dollar Stores, Inc.	120,074	2,846
	Abercrombie & Fitch Co.	71,645	2,826
	Washington Post Co. Class B	4,841	2,695
	The Stanley Works	63,929	2,668
	Scripps Networks Interactive	73,153	2,656
	Snap-On Inc.	48,919	2,576
*	Expedia, Inc.	168,209	2,542
	Wyndham Worldwide Corp.	156,688	2,462
	Pulte Homes, Inc.	168,599	2,355
*	Big Lots Inc.	68,078	1,895
	RadioShack Corp.	105,451	1,822
	Harman International
	Industries, Inc.	51,619	1,759
	Lennar Corp. Class A	112,781	1,713
	Jones Apparel Group, Inc.	88,699	1,642

			Market
			Value•
		Shares	($000)
	New York Times Co. Class A	114,298	1,633
	Centex Corp.	94,501	1,531
	Liz Claiborne, Inc.	83,913	1,379
*	Office Depot, Inc.	229,753	1,337
	KB Home	64,264	1,265
*,^	AutoNation, Inc.	93,882	1,055
	Meredith Corp.	34,621	971
^	Dillard’s Inc.	49,125	580
			722,817
Consumer Staples (9.6%)
	The Procter & Gamble Co.	2,536,573	176,774
	Wal-Mart Stores, Inc.	1,878,000	112,473
	PepsiCo, Inc.	1,311,136	93,445
	The Coca-Cola Co.	1,661,802	87,876
	Philip Morris
	International Inc.	1,726,279	83,034
	Kraft Foods Inc.	1,266,147	41,466
	CVS/Caremark Corp.	1,200,139	40,397
	Anheuser-Busch Cos., Inc.	601,180	39,005
	Altria Group, Inc.	1,727,971	34,283
	Colgate-Palmolive Co.	421,449	31,756
	Walgreen Co.	821,209	25,425
	Costco Wholesale Corp.	360,135	23,384
	Kimberly-Clark Corp.	348,244	22,580
	General Mills, Inc.	278,480	19,137
	Sysco Corp.	499,659	15,404
	The Kroger Co.	553,556	15,212
	Avon Products, Inc.	359,184	14,931
	Wm. Wrigley Jr. Co.	177,934	14,128
	H.J. Heinz Co.	262,342	13,093
	Kellogg Co.	211,324	11,855
	Archer-Daniels-Midland Co.	531,373	11,642
	Lorillard, Inc.	144,749	10,299
	Safeway, Inc.	359,547	8,528
	UST, Inc.	121,970	8,116
	ConAgra Foods, Inc.	394,926	7,685
	Sara Lee Corp.	604,678	7,637
	The Clorox Co.	114,909	7,204
	Campbell Soup Co.	182,608	7,049
	Reynolds American Inc.	139,447	6,780
	Molson Coors Brewing Co.
	Class B	124,466	5,819
	The Hershey Co.	141,861	5,609
	The Estee Lauder Cos. Inc.
	Class A	98,295	4,906
	Brown-Forman Corp.
	Class B	67,690	4,861
	Coca-Cola Enterprises, Inc.	260,814	4,374
	McCormick & Co., Inc.	105,808	4,068
	SuperValu Inc.	166,683	3,617
*	Constellation Brands, Inc.
	Class A	166,530	3,574
	The Pepsi Bottling
	Group, Inc.	113,571	3,313

			Market
			Value•
		Shares	($000)
*	Dean Foods Co.	126,847	2,963
	Tyson Foods, Inc.	244,724	2,922
^	Whole Foods Market, Inc.	113,671	2,277
			1,038,901
Energy (10.6%)
	ExxonMobil Corp.	4,341,997	337,199
	Chevron Corp.	1,717,462	141,656
	ConocoPhillips Co.	1,273,449	93,280
	Schlumberger Ltd.	1,005,142	78,492
	Occidental Petroleum Corp.	684,739	48,240
	Devon Energy Corp.	369,563	33,704
*	Transocean, Inc.	267,316	29,362
	Apache Corp.	280,238	29,223
	Halliburton Co.	731,042	23,678
	Marathon Oil Corp.	588,883	23,479
	XTO Energy, Inc.	460,281	21,412
	Hess Corp.	237,167	19,467
	Anadarko Petroleum Corp.	391,307	18,982
	EOG Resources, Inc.	206,507	18,474
*	National Oilwell Varco Inc.	346,149	17,387
	Chesapeake Energy Corp.	436,753	15,662
	Baker Hughes, Inc.	257,556	15,592
*	Weatherford
	International Ltd.	567,180	14,259
	Valero Energy Corp.	437,343	13,251
	Spectra Energy Corp.	519,987	12,376
	Williams Cos., Inc.	486,993	11,517
	Smith International, Inc.	180,169	10,565
	Peabody Energy Corp.	226,563	10,195
	Murphy Oil Corp.	158,613	10,173
	Noble Corp.	221,822	9,738
*	Southwestern Energy Co.	285,092	8,707
	Noble Energy, Inc.	143,119	7,956
	El Paso Corp.	586,337	7,482
	CONSOL Energy, Inc.	152,778	7,011
*	Cameron International Corp.	181,584	6,998
	ENSCO International, Inc.	120,738	6,958
*	Nabors Industries, Inc.	238,044	5,932
	Range Resources Corp.	127,334	5,459
	Pioneer Natural
	Resources Co.	100,204	5,239
	BJ Services Co.	245,339	4,693
	Sunoco, Inc.	97,600	3,473
	Cabot Oil & Gas Corp.	81,499	2,945
	Rowan Cos., Inc.	94,011	2,872
	Massey Energy Co.	67,130	2,395
^	Tesoro Corp.	112,602	1,857
			1,137,340
Financials (12.5%)
	JPMorgan Chase & Co.	3,079,650	143,820
	Bank of America Corp.	3,810,163	133,356
	Wells Fargo & Co.	2,772,589	104,055
	Citigroup, Inc.	4,562,703	93,581
	U.S. Bancorp	1,459,669	52,577

		Market
		Value•
	Shares	($000)
The Goldman Sachs
Group, Inc.	363,873	46,576
American Express Co.	971,445	34,418
Merrill Lynch & Co., Inc.	1,278,602	32,349
MetLife, Inc.	575,370	32,221
Bank of New York
Mellon Corp.	960,297	31,286
Prudential Financial, Inc.	357,784	25,760
AFLAC Inc.	396,892	23,317
The Travelers Cos., Inc.	495,034	22,376
PNC Financial
Services Group	288,733	21,568
Morgan Stanley	922,433	21,216
The Allstate Corp.	451,851	20,839
CME Group, Inc.	55,980	20,797
State Street Corp.	361,767	20,577
Charles Schwab Corp.	777,141	20,206
Simon Property
Group, Inc. REIT	188,569	18,291
^ BB&T Corp.	456,162	17,243
The Chubb Corp.	299,231	16,428
Capital One Financial Corp.	311,924	15,908
Marsh &
McLennan Cos., Inc.	431,339	13,699
Northern Trust Corp.	185,217	13,373
SunTrust Banks, Inc.	296,355	13,333
Loews Corp.	301,955	11,924
T. Rowe Price Group Inc.	217,405	11,677
Franklin Resources Corp.	128,801	11,351
Aon Corp.	232,664	10,461
Public Storage, Inc. REIT	104,934	10,390
Vornado Realty Trust REIT	113,803	10,350
The Hartford Financial
Services Group Inc.	252,450	10,348
Equity Residential REIT	225,420	10,011
Progressive Corp. of Ohio	564,698	9,826
The Principal Financial
Group, Inc.	218,048	9,483
Lincoln National Corp.	217,100	9,294
Boston Properties, Inc. REIT	98,718	9,246
ProLogis REIT	218,858	9,032
NYSE Euronext	222,880	8,732
HCP, Inc. REIT	210,855	8,462
Hudson City Bancorp, Inc.	435,435	8,034
American International
Group, Inc.	2,240,611	7,461
Unum Group	295,306	7,412
Kimco Realty Corp. REIT	190,269	7,029
Ameriprise Financial, Inc.	182,888	6,986
Plum Creek
Timber Co. Inc. REIT	139,644	6,963
Invesco, Ltd.	322,713	6,771
Leucadia National Corp.	147,396	6,698
Avalonbay
Communities, Inc. REIT	64,164	6,315
Wachovia Corp.	1,784,712	6,246

			Market
			Value•
		Shares	($000)
^	M & T Bank Corp.	64,635	5,769
	Fifth Third Bancorp	483,918	5,759
	Regions Financial Corp.	589,232	5,657
	Moody’s Corp.	165,401	5,624
	Host Hotels &
	Resorts Inc. REIT	422,460	5,614
	Discover Financial Services	396,194	5,475
	Assurant, Inc.	99,367	5,465
*	IntercontinentalExchange Inc.	63,166	5,096
	KeyCorp	404,821	4,834
*	SLM Corp.	389,630	4,808
	Torchmark Corp.	78,221	4,678
	XL Capital Ltd. Class A	254,123	4,559
	Legg Mason Inc.	117,700	4,480
	Marshall & Ilsley Corp.	220,287	4,439
*,^	American Capital Ltd.	169,213	4,317
	Comerica, Inc.	126,388	4,144
	Cincinnati Financial Corp.	134,569	3,827
^	Zions Bancorp	96,084	3,718
	Developers Diversified
	Realty Corp. REIT	105,068	3,330
	Janus Capital Group Inc.	128,646	3,124
	Genworth Financial Inc.	358,735	3,089
	General Growth
	Properties Inc. REIT	190,658	2,879
	Apartment Investment
	& Management Co.
	Class A REIT	71,738	2,512
	Huntington Bancshares Inc.	310,921	2,484
^	MBIA, Inc.	175,505	2,088
	Federated Investors, Inc.	72,072	2,078
*	CB Richard Ellis Group, Inc.	151,363	2,024
	Sovereign Bancorp, Inc.	443,826	1,753
	CIT Group Inc.	235,599	1,640
	First Horizon National Corp.	154,477	1,468
*,^	E*TRADE Financial Corp.	450,141	1,260
^	National City Corp.	634,752	1,111
	MGIC Investment Corp.	104,794	737
			1,349,512
Health Care (10.3%)
	Johnson & Johnson	2,336,096	161,845
	Pfizer Inc.	5,637,862	103,962
	Abbott Laboratories	1,286,737	74,090
	Merck & Co., Inc.	1,792,720	56,578
*	Amgen, Inc.	886,992	52,572
	Medtronic, Inc.	943,774	47,283
	Wyeth	1,116,661	41,249
	Eli Lilly & Co.	836,416	36,827
*	Gilead Sciences, Inc.	770,420	35,116
	Baxter International, Inc.	526,055	34,525
	Bristol-Myers Squibb Co.	1,647,799	34,357
	UnitedHealth Group Inc.	1,024,722	26,018
	Schering-Plough Corp.	1,357,422	25,072
*	Celgene Corp.	374,638	23,707
	Covidien Ltd.	418,920	22,521
*	WellPoint Inc.	429,334	20,080

			Market
			Value•
		Shares	($000)
*	Thermo Fisher Scientific, Inc.	351,629	19,340
*	Medco Health Solutions, Inc.	422,546	19,015
*	Genzyme Corp.	224,028	18,122
	Becton, Dickinson & Co.	201,557	16,177
*	Express Scripts Inc.	211,508	15,614
*	Boston Scientific Corp.	1,222,436	14,999
	Cardinal Health, Inc.	299,338	14,751
	Aetna Inc.	406,266	14,670
	Allergan, Inc.	255,027	13,134
	Stryker Corp.	205,913	12,828
*	St. Jude Medical, Inc.	286,823	12,474
	McKesson Corp.	231,247	12,443
*	Zimmer Holdings, Inc.	190,926	12,326
*	Biogen Idec Inc.	245,056	12,324
	CIGNA Corp.	236,062	8,021
	C.R. Bard, Inc.	82,567	7,833
*	Intuitive Surgical, Inc.	32,179	7,755
*	Forest Laboratories, Inc.	257,618	7,285
	Quest Diagnostics, Inc.	129,974	6,716
*	Laboratory Corp. of
	America Holdings	95,416	6,631
*	Varian Medical Systems, Inc.	104,169	5,951
*	Barr Pharmaceuticals Inc.	89,879	5,869
*	Humana Inc.	139,793	5,759
	AmerisourceBergen Corp.	133,890	5,041
*	DaVita, Inc.	87,539	4,991
*	Waters Corp.	85,638	4,982
	Applied Biosystems Inc.	143,450	4,913
*	Hospira, Inc.	126,806	4,844
*	Coventry Health Care Inc.	127,094	4,137
	IMS Health, Inc.	166,754	3,153
*	Millipore Corp.	44,232	3,043
*	Mylan Inc.	254,166	2,903
*	Patterson Cos.	90,114	2,740
	PerkinElmer, Inc.	103,197	2,577
*	Watson Pharmaceuticals, Inc.	80,584	2,297
*	Tenet Healthcare Corp.	352,444	1,956
*	King Pharmaceuticals, Inc.	203,021	1,945
			1,115,361
Industrials (8.8%)
	General Electric Co.	8,316,188	212,063
	United Parcel Service, Inc.	845,380	53,166
	United Technologies Corp.	804,341	48,309
	3M Co.	584,329	39,915
	The Boeing Co.	620,339	35,576
	Lockheed Martin Corp.	279,650	30,669
	Union Pacific Corp.	425,647	30,289
	Caterpillar, Inc.	507,019	30,218
	Emerson Electric Co.	649,454	26,491
	Honeywell International Inc.	619,655	25,747
	General Dynamics Corp.	332,336	24,467
	Burlington Northern
	Santa Fe Corp.	236,522	21,862
	Norfolk Southern Corp.	313,275	20,742
	FedEx Corp.	259,789	20,534
	Raytheon Co.	350,865	18,775

			Market
			Value•
		Shares	($000)
	CSX Corp.	337,208	18,401
	Deere & Co.	357,971	17,720
	Northrop Grumman Corp.	284,041	17,196
	Illinois Tool Works, Inc.	331,735	14,746
	Danaher Corp.	210,936	14,639
	Tyco International, Ltd.	399,910	14,005
	Waste Management, Inc.	414,111	13,040
	PACCAR, Inc.	308,186	11,770
	L-3 Communications
	Holdings, Inc.	103,010	10,128
	Precision Castparts Corp.	114,326	9,007
	Southwest Airlines Co.	612,637	8,889
	ITT Industries, Inc.	149,792	8,330
	Ingersoll-Rand Co.	260,512	8,120
	Fluor Corp.	145,586	8,109
	Eaton Corp.	136,974	7,695
	Parker Hannifin Corp.	141,613	7,505
	Cummins Inc.	170,492	7,454
	C.H. Robinson
	Worldwide Inc.	144,033	7,340
	Rockwell Collins, Inc.	138,223	6,647
	Dover Corp.	161,399	6,545
	Expeditors International of
	Washington, Inc.	175,306	6,108
	Cooper Industries, Inc.
	Class A	152,341	6,086
	Pitney Bowes, Inc.	180,473	6,003
	Textron, Inc.	203,238	5,951
	Masco Corp.	312,104	5,599
*	Jacobs Engineering
	Group Inc.	98,706	5,361
	Fastenal Co.	107,798	5,324
	W.W. Grainger, Inc.	57,244	4,978
	Rockwell Automation, Inc.	124,819	4,661
	R.R. Donnelley & Sons Co.	177,565	4,356
	Goodrich Corp.	99,493	4,139
	Equifax, Inc.	117,279	4,040
	Avery Dennison Corp.	85,261	3,792
	Pall Corp.	97,056	3,338
	Robert Half
	International, Inc.	132,055	3,268
	Cintas Corp.	109,034	3,130
*	Allied Waste Industries, Inc.	281,213	3,124
	Ryder System, Inc.	47,078	2,919
*	Terex Corp.	80,820	2,467
	The Manitowoc Co., Inc.	104,048	1,618
*	Monster Worldwide Inc.	102,047	1,522
			943,893
Information Technology (12.6%)
	Microsoft Corp.	6,562,097	175,142
	International Business
	Machines Corp.	1,134,690	132,713
*	Cisco Systems, Inc.	4,945,728	111,576
	Hewlett-Packard Co.	2,047,361	94,670
	Intel Corp.	4,708,470	88,190
*	Apple Inc.	738,981	83,993

			Market
			Value•
		Shares	($000)
*	Google Inc.	199,222	79,792
*	Oracle Corp.	3,285,604	66,731
	QUALCOMM Inc.	1,365,581	58,679
*	Dell Inc.	1,459,722	24,056
	Texas Instruments, Inc.	1,104,081	23,738
*	EMC Corp.	1,733,323	20,731
*	eBay Inc.	918,058	20,546
	Corning, Inc.	1,304,525	20,403
*	Yahoo! Inc.	1,147,428	19,850
	Automatic Data
	Processing, Inc.	427,369	18,270
*	Adobe Systems, Inc.	443,533	17,506
	Applied Materials, Inc.	1,126,802	17,049
	Western Union Co.	616,018	15,197
*	Symantec Corp.	702,390	13,753
	Motorola, Inc.	1,879,483	13,419
	Tyco Electronics Ltd.	407,348	11,267
	MasterCard, Inc. Class A	60,758	10,774
*	Electronic Arts Inc.	260,260	9,627
*	Juniper Networks, Inc.	451,949	9,523
	Paychex, Inc.	275,137	9,088
*	Agilent Technologies, Inc.	300,325	8,908
	Xerox Corp.	764,913	8,819
*	Intuit, Inc.	272,255	8,606
*	Broadcom Corp.	378,995	7,061
*	Fiserv, Inc.	143,327	6,782
	CA, Inc.	334,985	6,686
	Analog Devices, Inc.	246,537	6,496
*	Autodesk, Inc.	187,665	6,296
	Amphenol Corp.	147,833	5,934
	Linear Technology Corp.	188,141	5,768
	Xilinx, Inc.	238,338	5,589
*	Cognizant Technology
	Solutions Corp.	236,159	5,391
*	NetApp, Inc.	293,257	5,346
*	MEMC Electronic
	Materials, Inc.	186,924	5,282
	Harris Corp.	112,488	5,197
	Altera Corp.	250,022	5,170
*	Sun Microsystems, Inc.	667,173	5,070
*	Computer Sciences Corp.	126,048	5,058
*	NVIDIA Corp.	445,557	4,772
*	BMC Software, Inc.	165,242	4,731
	KLA-Tencor Corp.	147,924	4,682
	Microchip Technology, Inc.	155,759	4,584
*	VeriSign, Inc.	162,382	4,235
*	salesforce.com, inc.	86,863	4,204
*	Affiliated Computer
	Services, Inc. Class A	82,379	4,171
*	Citrix Systems, Inc.	154,293	3,897
*	SanDisk Corp.	183,959	3,596
	Fidelity National Information
	Services, Inc.	154,697	2,856
	National
	Semiconductor Corp.	165,841	2,854

			Market
			Value•
		Shares	($000)
*	LSI Corp.	531,623	2,850
*	Teradata Corp.	141,255	2,754
*	Advanced Micro
	Devices, Inc.	491,554	2,581
	Molex, Inc.	113,597	2,550
*	Lexmark International, Inc.	77,777	2,533
	Total System Services, Inc.	153,235	2,513
*	Micron Technology, Inc.	599,703	2,429
*	Akamai Technologies, Inc.	134,561	2,347
*	Compuware Corp.	218,217	2,115
*	QLogic Corp.	125,206	1,923
*	Novellus Systems, Inc.	96,512	1,896
*	Convergys Corp.	112,062	1,656
	Jabil Circuit, Inc.	154,917	1,478
*	Novell, Inc.	275,590	1,417
*	Tellabs, Inc.	343,968	1,396
*	JDS Uniphase Corp.	161,708	1,368
*	Teradyne, Inc.	153,662	1,200
*	Unisys Corp.	273,899	753
*	Ciena Corp.	64,968	655
			1,360,738
Materials (2.7%)
	Monsanto Co.	460,060	45,537
	E.I. du Pont de
	Nemours & Co.	752,905	30,342
	Dow Chemical Co.	775,546	24,647
	Praxair, Inc.	261,405	18,753
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	319,992	18,192
	Alcoa Inc.	680,811	15,373
	Newmont Mining Corp.
	(Holding Co.)	380,702	14,756
	Air Products &
	Chemicals, Inc.	176,286	12,074
	Weyerhaeuser Co.	178,398	10,807
	Nucor Corp.	261,405	10,326
	International Paper Co.	359,214	9,404
	PPG Industries, Inc.	133,620	7,793
	United States Steel Corp.	97,363	7,556
	Rohm & Haas Co.	103,963	7,277
	Ecolab, Inc.	144,830	7,027
^	Vulcan Materials Co.	90,872	6,770
	Sigma-Aldrich Corp.	105,416	5,526
	CF Industries Holdings, Inc.	47,047	4,303
	Eastman Chemical Co.	68,056	3,747
	MeadWestvaco Corp.	148,525	3,462
	Ball Corp.	79,071	3,122
	Sealed Air Corp.	126,684	2,786
*	Pactiv Corp.	107,997	2,682
	International Flavors &
	Fragrances, Inc.	66,135	2,610
	Allegheny Technologies Inc.	81,556	2,410
	AK Steel Holding Corp.	88,615	2,297
	Bemis Co., Inc.	87,237	2,279
	Hercules, Inc.	83,670	1,656

			Market
			Value•
		Shares	($000)
	Ashland, Inc.	49,689	1,453
^	Titanium Metals Corp.	72,106	818
			285,785
Telecommunication Services (2.4%)
	AT&T Inc.	4,926,333	137,543
	Verizon
	Communications Inc.	2,383,422	76,484
	Sprint Nextel Corp.	2,363,625	14,418
*	American Tower Corp.
	Class A	334,156	12,020
	Embarq Corp.	126,534	5,131
	Windstream Corp.	385,633	4,219
	Qwest Communications
	International Inc.	1,300,682	4,201
	Frontier
	Communications Corp.	295,406	3,397
	CenturyTel, Inc.	86,904	3,185
			260,598
Utilities (2.8%)
	Exelon Corp.	547,875	34,308
	Southern Co.	639,296	24,095
	Dominion Resources, Inc.	480,565	20,559
	Duke Energy Corp.	1,055,006	18,389
	FPL Group, Inc.	337,940	16,998
	FirstEnergy Corp.	252,904	16,942
	Entergy Corp.	161,262	14,354
	Public Service Enterprise
	Group, Inc.	421,260	13,813
	American Electric
	Power Co., Inc.	329,027	12,200
	PPL Corp.	314,056	11,626
	PG&E Corp.	298,298	11,171
	Edison International	270,203	10,781
	Sempra Energy	207,273	10,461
	Consolidated Edison Inc.	226,988	9,751
	Progress Energy, Inc.	217,556	9,383
	Xcel Energy, Inc.	369,639	7,389
	Ameren Corp.	173,987	6,791
*	AES Corp.	555,252	6,491
	Questar Corp.	140,840	5,763
	DTE Energy Co.	143,098	5,741
	Allegheny Energy, Inc.	137,727	5,064
	CenterPoint Energy Inc.	280,443	4,086
	Pepco Holdings, Inc.	160,026	3,666
	Constellation Energy
	Group, Inc.	149,171	3,625
	NiSource, Inc.	224,485	3,313
	Integrys Energy Group, Inc.	62,313	3,112
	Pinnacle West Capital Corp.	81,090	2,790
	TECO Energy, Inc.	172,964	2,721
	CMS Energy Corp.	183,404	2,287
	Nicor Inc.	33,136	1,470
*	Dynegy, Inc.	379,383	1,358
			300,498
Total Common Stocks
(Cost $6,393,123)			8,515,443

			Market
			Value•
		Shares	($000)
	Temporary Cash Investments (20.4%)[1]
	Money Market Fund (14.5%)
2,3	Vanguard Market Liquidity
	Fund, 2.296% 1,563,448,770		1,563,449

		Face
		Amount
		($000)
	Commercial Paper (4.5%)
	Bank of America Corp.
	2.666%, 12/8/08	50,000	49,631
	Bank of Scotland PLC
	2.814%, 12/11/08	50,000	49,614
	CBA (Delaware) Finance Inc.
	2.703%, 12/15/08	42,500	42,152
	Citigroup Funding Inc.
	2.850%, 12/15/08	50,000	49,591
	ING (U.S.) Funding LLC
	2.697%, 12/9/08	14,000	13,895
	Intesa Funding LLC
	2.768%, 12/8/08	50,000	49,631
	Nordea North America Inc.
	2.637%, 12/8/08	25,000	24,816
	Royal Bank of Scotland
	Group PLC
	2.749%, 12/16/08	50,000	49,585
	Santander Central Hispano
	Finance (Delaware), Inc.
	2.860%, 12/15/08	50,000	49,591
	Societe Generale N.A. Inc.
	2.758%, 12/9/08	32,000	31,761
	2.779%, 12/9/08	29,550	29,328
	2.789%, 12/8/08	25,000	24,816
	UBS Finance (Delaware), LLC
	2.819%, 12/12/08	20,450	20,290
			484,701
	U.S. Government Obligation (1.4%)
	U.S. Treasury Bill
4	0.070%, 10/23/08	148,200	148,150
	Total Temporary Cash Investments
	(Cost $2,197,475)		2,196,300
	Total Investments (99.4%)
	(Cost $8,590,598)		10,711,743
	Other Assets and Liabilities (0.6%)
	Other Assets		157,657
	Liabilities[3]		(91,950)
			65,707
	Net Assets (100%)		10,777,450

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	9,412,332
Undistributed Net Investment Income	41,328
Accumulated Net Realized Losses	(638,703)
Unrealized Appreciation (Depreciation)
Investment Securities	2,121,145
Futures Contracts	(158,652)
Net Assets	10,777,450

Investor Shares—Net Assets
Applicable to 378,284,563 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,043,031
Net Asset Value Per Share—
Investor Shares	$23.91

Admiral Shares—Net Assets
Applicable to 32,304,648 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,734,419
Net Asset Value Per Share—
Admiral Shares	$53.69

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $36,995,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and (0.7%), respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $38,201,000 of collateral received for securities on loan.

4 Securities with a value of $148,150,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	207,806
Interest[1]	101,167
Security Lending	1,391
Total Income	310,364
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,543
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative
Investor Shares	19,800
Admiral Shares	1,665
Marketing and Distribution
Investor Shares	2,206
Admiral Shares	332
Custodian Fees	191
Auditing Fees	24
Shareholders’ Reports
Investor Shares	87
Admiral Shares	5
Trustees’ Fees and Expenses	16
Total Expenses	37,869
Net Investment Income	272,495
Realized Net Gain (Loss)
Investment Securities Sold	(48,342)
Futures Contracts	(365,443)
Realized Net Gain (Loss)	(413,785)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(2,569,505)
Futures Contracts	(174,298)
Change in Unrealized Appreciation (Depreciation)	(2,743,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,885,093)

1 Interest income from an affiliated company of the fund was $79,433,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	272,495	301,090
Realized Net Gain (Loss)	(413,785)	277,636
Change in Unrealized Appreciation (Depreciation)	(2,743,803)	1,322,313
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,885,093)	1,901,039
Distributions
Net Investment Income
Investor Shares	(251,447)	(231,821)
Admiral Shares	(51,380)	(46,845)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(302,827)	(278,666)
Capital Share Transactions
Investor Shares	(123,965)	439,424
Admiral Shares	(53,254)	198,449
Net Increase (Decrease) from Capital Share Transactions	(177,219)	637,873
Total Increase (Decrease)	(3,365,139)	2,260,246
Net Assets
Beginning of Period	14,142,589	11,882,343
End of Period[1]	10,777,450	14,142,589

1 Net Assets—End of Period includes undistributed net investment income of $41,328,000 and $71,660,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$30.92	$27.29	$25.08	$22.92	$20.66
Investment Operations
Net Investment Income	0.594	.660	.520	.480[1]	.400
Net Realized and Unrealized Gain (Loss)
on Investments	(6.945)	3.590	2.200	2.160	2.225
Total from Investment Operations	(6.351)	4.250	2.720	2.640	2.625
Distributions
Dividends from Net Investment Income	(.659)	(.620)	(.510)	(.480)	(.365)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.659)	(.620)	(.510)	(.480)	(.365)
Net Asset Value, End of Period	$23.91	$30.92	$27.29	$25.08	$22.92

Total Return[2]	–20.84%	15.69%	11.00%	11.60%	12.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,043	$11,833	$10,024	$9,333	$8,989
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.37%	0.41%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.25%	2.01%	1.98%[1]	1.79%
Portfolio Turnover Rate	5%	6%	16%	6%	34%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.04%, 0.04%, 0.01%, and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$69.43	$61.28	$56.33	$51.47	$46.39
Investment Operations
Net Investment Income	1.403	1.555	1.235	1.145[1]	.953
Net Realized and Unrealized Gain (Loss)
on Investments	(15.599)	8.054	4.924	4.849	5.009
Total from Investment Operations	(14.196)	9.609	6.159	5.994	5.962
Distributions
Dividends from Net Investment Income	(1.544)	(1.459)	(1.209)	(1.134)	(.882)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.544)	(1.459)	(1.209)	(1.134)	(.882)
Net Asset Value, End of Period	$53.69	$69.43	$61.28	$56.33	$51.47

Total Return	–20.76%	15.81%	11.10%	11.74%	12.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,734	$2,310	$1,858	$1,571	$691
Ratio of Total Expenses to
Average Net Assets[2]	0.20%	0.27%	0.30%	0.28%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.35%	2.12%	2.08%[1]	1.90%
Portfolio Turnover Rate	5%	6%	16%	6%	34%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.04%, 0.04%, 0.01%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the year ended September 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $1,022,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $59,221,000 of ordinary income available for distribution. The fund had available realized losses of $789,342,000 to offset future net capital gains of $4,666,000 through September 30, 2011, $94,814,000 through September 30, 2012, and $689,862,000 through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $8,595,161,000. Net unrealized appreciation of investment securities for tax purposes was $2,116,582,000, consisting of unrealized gains of $2,905,831,000 on securities that had risen in value since their purchase and $789,249,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-Mini S&P 500 Index	35,491	2,074,449	(145,083)
S&P 500 Index	666	194,639	(13,569)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2008, the fund purchased $504,090,000 of investment securities and sold $453,032,000 of investment securities other than temporary cash investments.

F. Capital share transactions for each class of shares were:

		Year Ended September 30,
		2008		2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,215,837	43,982	1,408,264	48,079
Issued in Lieu of Cash Distributions	248,794	8,872	229,125	7,760
Redeemed	(1,588,596)	(57,280)	(1,197,965)	(40,514)
Net Increase (Decrease)—Investor Shares	(123,965)	(4,426)	439,424	15,325
Admiral Shares
Issued	196,056	3,050	426,525	6,387
Issued in Lieu of Cash Distributions	46,541	739	42,430	640
Redeemed	(295,851)	(4,753)	(270,506)	(4,084)
Net Increase (Decrease)—Admiral Shares	(53,254)	(964)	198,449	2,943

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	10,078,892	(158,652)
Level 2—Other significant observable inputs	632,851	—
Level 3—Significant unobservable inputs	—	—
Total	10,711,743	(158,652)

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Asset Allocation Fund

Special 2008 tax information (unaudited) for Vanguard Asset Allocation Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $215,974,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 73.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Asset Allocation Fund Investor Shares[1]
Periods Ended September 30, 2008
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–20.84%	5.05%	4.04%
Returns After Taxes on Distributions	–21.22	4.63	2.94
Returns After Taxes on Distributions and Sale of Fund Shares	–13.20	4.26	2.89

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$890.06	$1.56
Admiral Shares	1,000.00	890.36	0.95
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.67
Admiral Shares	1,000.00	1,024.07	1.01

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Asset Allocation Fund has renewed the fund’s investment advisory agreement with Mellon Capital Management Corporation. The board determined that the retention of Mellon Capital was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Mellon Capital was founded in 1983. The firm is a leader in asset allocation and quantitative investment strategies, with a history of innovation in portfolio management. The firm has managed the fund since its inception in 1988. Mellon Capital uses a proprietary, quantitative model in implementing a disciplined process that focuses on forward-looking, risk-adjusted returns. The equity-risk premium is based on the model’s estimates of the average annual returns of stocks and of A-rated corporate bonds over the next ten years. The advisor actively allocates the fund’s assets among investments representing the performance of three broad asset categories: S&P 500 Index stocks, long-term U.S. Treasury bonds, and money market instruments. To determine the optimal portfolio mix, the allocation process considers expectations for relative performance, relative risk, and inflation.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Mellon Capital in determining whether to approve the advisory fee, because Mellon Capital is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

CFA® is a trademark owned by CFA Institute.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. For any such funds or securities, the	request in either of two ways: via e-mail addressed to
prospectus or the Statement of Additional Information	publicinfo@sec.gov or via regular mail addressed to the
contains a more detailed description of the limited	Public Reference Section, Securities and Exchange
relationship MSCI has with The Vanguard Group and	Commission, Washington, DC 20549-0102.
any related funds.

Russell is a trademark of The Frank Russell Company.

Standard & Poor’s 500®, S&P 500®, and 500 are
trademarks of The McGraw-Hill Companies, Inc., and
have been licensed for use by The Vanguard Group, Inc.
Vanguard mutual funds are not sponsored, endorsed,
sold, or promoted by Standard & Poor’s, and Standard &
Poor’s makes no representation regarding the advisability
of investing in the funds.	© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q780 112008

>

Vanguard U.S. Value Fund returned –20.6% for the fiscal year ended September 30, 2008, a disappointing result in itself but a bit better than the return of the fund’s benchmark index and the average return for peer funds.

>	The fiscal year, which began with record stock-market highs, ended with a volatile slide into a severe bear market as the financial sector endured a succession of stressful events.

>	The fund held up better than its benchmark index primarily because of successful selection among financial stocks relative to the index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	12
Your Fund’s After-Tax Returns	26
About Your Fund’s Expenses	27
Trustees Approve Advisory Arrangement	29
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Value Fund	VUVLX	–20.6%
Russell 3000 Value Index		–22.7
Average Multi-Cap Value Fund[1]		–24.9

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$15.41	$10.64	$0.350	$1.510

1. Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder:

Over the 12 months ended September 30, 2008, “success” was clearly a relative concept. Vanguard U.S. Value Fund returned –20.6% for the fiscal year. Though this is obviously a disappointing result, the fund’s comparative standards—the Russell 3000 Value Index and the average return of multi-capitalization value funds—produced weaker 12-month performance, as did the broad stock market.

It was the U.S. Value Fund’s first fiscal-year loss since 2002, occurring as the nation faced an unusually challenging series of events in the financial markets. Given these headwinds, the fund performed reasonably well when viewed versus its benchmarks.

For this, I have to credit the approaches taken by the fund’s investment advisors, AXA Rosenberg Investment Management and Vanguard Quantitative Equity Group. Using complementary strategies, the advisors employ computer models to find stocks that they believe have attractive long-term potential but have been overly discounted by the market in the short term.

If you own shares of the U.S. Value Fund in a taxable account, you may wish to review our report of the fund’s after-tax returns on page 26.

2

Credit-market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the 12 months ended September 30. In September alone, stock prices fell more than –9%. International stock markets were similarly disappointing, returning –30.0% for the year.

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Financial sector positioning blunted the fund’s decline a bit

Despite the severity of its –20.6% decline, the U.S. Value Fund held up better in the fiscal year than did its benchmark index, the broad stock market, and the average performance of competing funds.

Weighing on the market were worries over a slowing economy and the distress in the financial sector. As the fiscal year drew to a close, this sector underwent dramatic changes involving a number of companies, including the mortgage giant Fannie Mae (placed in conservatorship), Washington Mutual (put into receivership and sold), Lehman Brothers (forced to declare bankruptcy), Merrill Lynch (sold to Bank of America), and American International Group (given government financing to meet its desperate cash needs).

The U.S. Value Fund’s better relative performance was primarily shaped by its positioning within the financial sector. Compared with its benchmark index, the fund underweighted the sector. The advisors also made astute stock selections

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Value Fund
U.S. Value Fund	0.29%	1.30%

1 The fund expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

within the group. For example, the fund had little exposure to Fannie Mae, WaMu, and Lehman, and it had relatively modest positions in AIG and Merrill Lynch.

At the same time, the fund held a number of strongly performing financial stocks, including BB&T, the North Carolina banking company; JPMorgan Chase; Wells Fargo; and Minneapolis’s U.S. Bancorp. And, although no sector produced a positive return during the fiscal year, the fund’s holdings in the energy and materials sectors also helped it to best its benchmarks.

Don’t lose sight of the long term during short-term ups and downs

As Vanguard has long advised investors, a sensible approach to evaluating an investment is to assess its longer-term performance. That can help you put short-term swings (especially downward swings) in perspective—something particularly valuable in trying times like these.

However, an investment’s long-term record can be skewed, for better or worse, by the most recent short-term results. The U.S. Value Fund provides a good example. When we reported to you 12 months ago, the fund had returned an average of 8.9% a year from its June 2000 inception through September 30, 2007. Now, following the difficult 2008 fiscal year, the long-term picture looks very different: For the period from inception through this past September 30, the fund’s average annual return is 4.8%.

Total Returns
June 29, 2000,[1] Through September 30, 2008
Average
Annual Return
U.S. Value Fund	4.8%
Russell 3000 Value Index	4.6
Average Multi-Cap Value Fund[2]	3.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 Fund inception date.

2 Derived from data provided by Lipper Inc.

5

For further perspective, it helps to look at the best available long-term benchmarks. As you can see on page 11, from its inception through September 30, 2008, the U.S. Value Fund has outpaced the performance of its benchmark index as well as the average return of its competitors.

Some things about investing never go out of style

Over the past year—and more acutely in recent weeks—global financial markets have experienced an unnerving confluence of events. As experienced investors know, selling in a panic, or letting your emotions drive your investment decisions, is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. That is why we always encourage you to determine a mix of stock, bond, and money market funds that is consistent with your goals, time horizon, and tolerance for the markets’ inevitable ups and downs—and then try to stick with it.

Of course, even balanced portfolios of stocks and bonds have faced tough times during the past 12 months. But everything that history has taught us about the markets suggests that these principles can put you in the best position to achieve long-term investment success.

Thank you for your confidence in Vanguard.

F. William McNabb III

President and Chief Executive Officer

October 10, 2008

6

Advisors’ Report

During the 12 months ended September 30, 2008, Vanguard U.S. Value Fund returned –20.6%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio positioning reflects this assessment.

These comments were prepared on October 16, 2008.

AXA Rosenberg Investment Management LLC

Portfolio Manager:

William E. Ricks, Ph.D., Americas Chief Executive and Chief Investment Officer

It is our firm belief that earnings, both the long-term cumulative earnings and the near-term change in earnings, drive stock prices. In seeking attractively valued companies with superior year-ahead earnings outlooks, we employ fundamental analysis to evaluate each stock’s intrinsic value and earnings prospects.

Vanguard U.S. Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AXA Rosenberg Investment	68	496	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a stock’s
			price to its fair value, and an earnings forecast
			model, which identifies companies likely to have
			superior earnings.
Vanguard Quantitative	29	212	Quantitative management using models that assess
Equity Group			valuation, marketplace sentiment, and balance-sheet
			characteristics of companies versus their peers.
Cash Investments[1]	3	19	—

1 Vanguard invests these short-term reserves in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

7

Over the past 12 months, the biggest driver for our portion of the U.S. Value Fund was its relatively low exposure to banks and broker-dealers that were in the center of the credit storm. Compared with the benchmark index, we have been underweighting the financial sector since 2007, a strategy based mainly on the persistent lack of positive bottom-up earnings expectations. The strategy benefited from stock selection; we underweighted Fannie Mae, American International Group (AIG), Citigroup, and Wachovia, which added significant relative value as these stocks dropped precipitously on asset write-downs, capital shortages, and severe impairments to the companies’ business models.

Although the financial sector overall continues to see gyrations, valuations are becoming more appealing, and earnings expectations within the sector are showing increased differentiation. As a result, we recently increased our positions in high-quality names, such as JPMorgan Chase and Wells Fargo, that appear likely to come through the crisis with strength, and we also increased exposure to select insurers such as Prudential and Unum Group.

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

As 2008 comes to a close, the global economy has decelerated, credit markets continue to stagnate, and the actions taken by world governments have yet to reduce uncertainty and stimulate recovery. Given this backdrop, it’s plain that our just-ended fiscal year was an extremely difficult time for equity markets both in the United States and abroad. For the 12 months, the U.S. market was off –21.5% (as measured by the Russell 3000 Index), and international equities were down by more than –30% (MSCI EAFE Index).

Value stocks declined about 2 percentage points farther than growth stocks, as tracked by the Russell 3000 Growth and Value Indexes. Overall, the U.S. Value Fund fell –20.6%, slightly less than the broad market’s drop and 2.1 percentage points less than the decline of our benchmark index. To place the fiscal year in historical context, since 1926 the broad U.S. market has declined by more than –20% in a single calendar year five times. That doesn’t make the current losses any easier to swallow, but it does remind us that what we’ve been experiencing is nothing truly new. Such extreme volatility from time to time is part of the risk that goes with stock investing.

8

In comparison with the benchmark index, the performance of our portion of the fund relies on our stock evaluation methodology, which assesses stocks against their industry and market-cap peers and seeks to predict those that will outperform or underperform. This evaluation process uses three independent disciplines to rank companies in terms of their relative valuation, market sentiment, and earnings-quality characteristics.

Relative to the benchmark, our portfolio will generally have a lower price/earnings profile, a return-on-equity premium, and a similar expected earnings growth rate and dividend yield. In other words, we’re looking to invest in profitable companies that are trading at lower valuation levels than their industry peers.

During the fiscal year, we had some success within the financial sector, where our model led us to avoid or underweight the poorest performers, including Washington Mutual, Lehman Brothers, National City, Bear Stearns, and AIG. We also benefited from overweighted positions in Crawford & Company, International Bancshares, BB&T, and Bank of Hawaii.

Offsetting those results were disappointments in the industrial, consumer discretionary, and materials sectors. Our notable detractors included TBS International, GrafTech, Lear, Lin TV, U.S. Steel, and Owens-Illinois.

As the 2009 fiscal year begins, we know that heightened uncertainty and volatility may be with us for some time. However, we will continue to manage the portfolio in a disciplined and prudent fashion, and we look forward to reporting to you at the semiannual mark.

9

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	508	1,979	4,679
Median Market Cap	$34.8B	$29.6B	$29.6B
Price/Earnings Ratio	12.2x	14.3x	15.5x
Price/Book Ratio	1.5x	1.6x	2.2x
Yield[3]	2.6%	3.1%	2.3%
Return on Equity	17.3%	17.7%	20.0%
Earnings Growth Rate	15.8%	13.5%	17.7%
Foreign Holdings	0.8%	0.0%	0.0%
Turnover Rate	86%	—	—
Expense Ratio
(4/29/2008)[4]	0.29%	—	—
Short-Term Reserves	0.8%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.1%	9.1%	9.2%
Consumer Staples	5.7	8.5	10.5
Energy	18.8	14.6	12.6
Financials	25.6	28.3	17.3
Health Care	12.1	11.2	13.0
Industrials	9.7	9.9	11.4
Information Technology	5.1	3.7	15.7
Materials	4.3	3.8	3.7
Telecommunication
Services	6.1	4.9	2.8
Utilities	5.5	6.0	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.93
Beta	0.91	0.90

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil
	and gas	4.8%
JPMorgan Chase & Co.	diversified
	financial services	3.9
Pfizer Inc.	pharmaceuticals	3.4
General Electric Co.	industrial
	conglomerate	3.3
ConocoPhillips Co.	integrated oil
	and gas	3.2
Chevron Corp.	integrated oil
	and gas	2.8
Verizon	integrated
Communications Inc.	telecommunication
	services	2.8
AT&T Inc.	integrated
	telecommunication
	services	2.3
Wells Fargo & Co.	diversified banks	2.3
Bank of America Corp.	diversified
	financial services	1.9
Top Ten		30.7%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratio shown is from the prospectus dated April 29, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.37%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2008			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
U.S. Value Fund[2]	–20.65%	5.67%	4.77%	$14,694
Dow Jones Wilshire 5000 Index	–21.20	6.04	0.00	10,003
Russell 3000 Value Index	–22.70	7.29	4.62	14,512
Average Multi-Cap Value Fund[3]	–24.90	5.12	3.06	12,821

Fiscal Year Total Returns (%): June 29, 2000–September 30, 2008

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 29, 2000.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (6.8%)
	Time Warner, Inc.	717,100	9,401
	CBS Corp.	346,600	5,053
	The Walt Disney Co.	138,700	4,257
	Comcast Corp. Class A	164,600	3,231
	Home Depot, Inc.	123,100	3,187
	Lowe’s Cos., Inc.	115,600	2,739
	Limited Brands, Inc.	106,410	1,843
*	Rent-A-Center, Inc.	79,500	1,771
	RadioShack Corp.	81,450	1,407
*	Helen of Troy Ltd.	38,930	886
*	Expedia, Inc.	56,901	860
*	TRW Automotive
	Holdings Corp.	51,600	821
	News Corp., Class A	64,400	772
	Barnes & Noble, Inc.	27,700	722
	VF Corp.	9,300	719
	Bob Evans Farms, Inc.	24,145	659
	The Gap, Inc.	35,100	624
	Black & Decker Corp.	9,800	595
*	AnnTaylor Stores Corp.	28,600	590
*	NVR, Inc.	930	532
*	JAKKS Pacific, Inc.	21,000	523
	Service Corp. International	56,000	468
	McDonald’s Corp.	7,200	444
	Omnicom Group Inc.	11,300	436
	Family Dollar Stores, Inc.	15,400	365
	Autoliv, Inc.	10,800	365
*	Lear Corp.	33,400	351
*	Perry Ellis International Corp.	22,395	334
	CBRL Group, Inc.	12,183	320
*	The Children’s Place
	Retail Stores, Inc.	9,383	313
	Fred’s, Inc.	21,700	309
	Furniture Brands
	International Inc.	28,100	296
	Finish Line, Inc.	23,100	231
	Asbury Automotive
	Group, Inc.	19,900	229

			Market
			Value•
		Shares	($000)
	Carnival Corp.	6,000	212
*	AutoZone Inc.	1,700	210
*	New York & Co., Inc.	21,300	203
	ArvinMeritor, Inc.	14,800	193
	The McGraw-Hill Cos., Inc.	5,800	183
*	CEC Entertainment Inc.	5,300	176
	Sinclair Broadcast Group, Inc.	31,874	161
*^	Conn’s, Inc.	8,520	159
*	Steven Madden, Ltd.	6,200	154
	Pulte Homes, Inc.	10,800	151
*	Stoneridge, Inc.	13,300	150
	Fisher Communications, Inc.	3,742	147
*	Jo-Ann Stores, Inc.	6,690	140
*	Bluegreen Corp.	19,700	136
*	Liberty Media Corp.–
	Interactive Series A	10,000	129
*	Fuel Systems Solutions, Inc.	3,400	117
	Jones Apparel Group, Inc.	5,900	109
*	Tuesday Morning Corp.	24,950	103
*	Valassis Communications, Inc.	10,100	87
	Group 1 Automotive, Inc.	4,000	87
*	REX Stores Corp.	7,400	85
	Systemax Inc.	5,970	84
	Brown Shoe Co., Inc.	5,000	82
	Genesco, Inc.	2,330	78
*	The Goodyear Tire &
	Rubber Co.	4,900	75
	Speedway Motorsports, Inc.	3,830	75
*	Zale Corp.	2,608	65
	Sonic Automotive, Inc.	7,645	65
	CSS Industries, Inc.	2,340	60
	Stage Stores, Inc.	3,510	48
	Regis Corp.	1,630	45
	Harte-Hanks, Inc.	4,310	45
	Penske Automotive Group Inc.	2,800	32
	Gray Television, Inc.	11,400	20
*	Hot Topic, Inc.	2,120	14
*	Retail Ventures, Inc.	1,890	7
			49,540

12

			Market
			Value•
		Shares	($000)
Consumer Staples (5.3%)
	The Procter & Gamble Co.	165,400	11,527
	Bunge Ltd.	68,301	4,315
	Kraft Foods Inc.	112,418	3,682
	Wal-Mart Stores, Inc.	45,880	2,748
	The Coca-Cola Co.	49,800	2,633
	CVS/Caremark Corp.	44,831	1,509
	Altria Group, Inc.	66,100	1,311
	The Kroger Co.	29,300	805
	Reynolds American Inc.	15,900	773
*	Dr. Pepper Snapple
	Group, Inc.	28,700	760
	Archer-Daniels-Midland Co.	29,700	651
*	Constellation Brands, Inc.
	Class A	29,100	624
*	Chiquita Brands
	International, Inc.	37,588	594
	The Pepsi Bottling Group, Inc.	19,700	575
	Molson Coors Brewing Co.
	Class B	12,000	561
	SuperValu Inc.	24,425	530
	Anheuser-Busch Cos., Inc.	7,600	493
	Campbell Soup Co.	12,720	491
*	Fresh Del Monte Produce Inc.	21,700	482
	Corn Products
	International, Inc.	14,575	470
*	Omega Protein Corp.	39,300	462
*	Elizabeth Arden, Inc.	18,300	359
	^Cal-Maine Foods, Inc.	12,900	354
	The Andersons, Inc.	10,040	354
	Kimberly-Clark Corp.	4,500	292
*	Spectrum Brands Inc.	174,900	243
	General Mills, Inc.	3,300	227
	Philip Morris International Inc.	4,600	221
	Universal Corp. (VA)	3,600	177
*	Ralcorp Holdings, Inc.	2,483	167
	Inter Parfums, Inc.	3,940	53
	Ingles Markets, Inc.	1,800	41
	Sara Lee Corp.	2,310	29
	Nash-Finch Co.	283	12
			38,525
Energy (18.3%)
	ExxonMobil Corp.	453,400	35,210
	ConocoPhillips Co.	317,670	23,269
	Chevron Corp.	248,730	20,515
	Apache Corp.	117,100	12,211
	Anadarko Petroleum Corp.	175,800	8,528
	Cimarex Energy Co.	70,600	3,453
	Devon Energy Corp.	37,200	3,393
	Helmerich & Payne, Inc.	66,600	2,876
	El Paso Corp.	159,300	2,033
	Marathon Oil Corp.	50,500	2,013
	Tidewater Inc.	33,023	1,828
	Rowan Cos., Inc.	48,970	1,496
*	SEACOR Holdings Inc.	18,600	1,468

			Market
			Value•
		Shares	($000)
*	Pride International, Inc.	48,700	1,442
	ENSCO International, Inc.	24,383	1,405
*	Swift Energy Co.	32,700	1,265
*	Encore Acquisition Co.	24,020	1,004
*	Stone Energy Corp.	20,520	869
	Overseas Shipholding
	Group Inc.	14,463	843
	Pioneer Natural Resources Co.	11,300	591
	EOG Resources, Inc.	6,200	555
	XTO Energy, Inc.	11,900	554
*	Unit Corp.	10,360	516
*	Hornbeck Offshore
	Services, Inc.	12,788	494
*	Oil States International, Inc.	12,600	445
	Noble Energy, Inc.	7,500	417
*	Mariner Energy Inc.	18,880	387
	Valero Energy Corp.	11,800	358
*	Forest Oil Corp.	6,900	342
	Berry Petroleum Class A	8,800	341
*	Vaalco Energy, Inc.	45,280	310
*	Newfield Exploration Co.	9,300	298
	Patterson-UTI Energy, Inc.	14,500	290
*	Callon Petroleum Co.	15,937	287
*	Gulfmark Offshore, Inc.	6,240	280
*	Nabors Industries, Inc.	10,400	259
	Chesapeake Energy Corp.	6,900	247
*	Complete Production
	Services, Inc.	10,750	216
	Occidental Petroleum Corp.	2,900	204
*	Parker Drilling Co.	20,600	165
*	Helix Energy Solutions
	Group, Inc.	6,173	150
*	Plains Exploration &
	Production Co.	3,540	124
*	Allis-Chalmers Energy Inc.	9,394	119
	Hess Corp.	800	66
	Spectra Energy Corp.	2,500	60
*	Pioneer Drilling Co.	3,280	44
*	Rosetta Resources, Inc.	540	10
			133,250
Financials (25.1%)
	Capital Markets (2.4%)
	The Goldman Sachs Group, Inc.	55,427	7,095
	Bank of New York Mellon Corp.	87,310	2,845
	Morgan Stanley	86,039	1,979
	Merrill Lynch & Co., Inc.	67,500	1,708
	State Street Corp.	14,000	796
	Ameriprise Financial, Inc.	19,700	753
	Northern Trust Corp.	6,900	498
*	Knight Capital Group, Inc.
	Class A	31,900	474
	Raymond James Financial, Inc.	11,500	379
	Invesco, Ltd.	11,400	239
*	Penson Worldwide, Inc.	14,600	203
	Allied Capital Corp.	10,100	109

13

			Market
			Value•
		Shares	($000)
	Commercial Banks (6.3%)
	Wells Fargo & Co.	438,595	16,460
	U.S. Bancorp	317,000	11,418
	^BB&T Corp.	186,642	7,055
	Regions Financial Corp.	267,643	2,569
	Huntington Bancshares Inc.	267,013	2,133
	PNC Financial Services Group	14,700	1,098
	SunTrust Banks, Inc.	17,700	796
	Cullen/Frost Bankers, Inc.	10,900	654
	City Holding Co.	12,200	515
	International
	Bancshares Corp.	19,000	513
	Bank of Hawaii Corp.	9,500	508
	FirstMerit Corp.	22,800	479
	Fifth Third Bancorp	29,100	346
	Oriental Financial Group Inc.	18,100	323
	Wachovia Corp.	62,900	220
	Commerce Bancshares, Inc.	4,000	186
	Banco Latinoamericano
	de Exportaciones, SA	11,400	164
	Suffolk Bancorp	2,700	106
	Pacific Capital Bancorp	4,900	100
	City Bank Lynnwood (WA)	4,985	78
	BOK Financial Corp.	300	15
	Integra Bank Corp.	1,233	10
	Santander BanCorp	900	10

	Consumer Finance (0.2%)
	Capital One Financial Corp.	13,300	678
	Discover Financial Services	48,400	669

	Diversified Financial Services (7.1%)
	JPMorgan Chase & Co.	609,387	28,457
	Bank of America Corp.	392,132	13,725
	Citigroup, Inc.	430,220	8,824
*	Encore Capital Group, Inc.	12,500	171

	Insurance (6.9%)
	Prudential Financial, Inc.	137,120	9,873
	The Allstate Corp.	166,624	7,685
	Unum Group	223,789	5,617
	The Travelers Cos., Inc.	56,600	2,558
	The Hartford Financial
	Services Group Inc.	53,446	2,191
	Aspen Insurance
	Holdings Ltd.	79,245	2,179
	Platinum Underwriters
	Holdings, Ltd.	59,830	2,123
	Everest Re Group, Ltd.	23,570	2,040
*	Reinsurance Group of
	America, Incorp. Class A	36,180	1,954
	American Financial Group, Inc.	58,310	1,720
	MetLife, Inc.	28,347	1,587
	PartnerRe Ltd.	19,100	1,301
	Montpelier Re Holdings Ltd.	77,930	1,287
	CNA Financial Corp.	48,700	1,278

			Market
			Value•
		Shares	($000)
	The Chubb Corp.	20,800	1,142
	RenaissanceRe Holdings Ltd.	12,000	624
*	Arch Capital Group Ltd.	8,430	616
	Axis Capital Holdings Ltd.	19,400	615
	IPC Holdings Ltd.	18,600	562
	Allied World Assurance
	Holdings, Ltd.	14,700	522
*	Amerisafe Inc.	27,930	508
*	PMA Capital Corp. Class A	51,800	457
*	Crawford & Co. Class B	25,363	397
	Loews Corp.	6,000	237
	American International
	Group, Inc.	67,600	225
*	Seabright Insurance
	Holdings, Inc.	17,300	225
	Meadowbrook Insurance
	Group, Inc.	30,000	212
	Baldwin & Lyons, Inc.
	Class B	6,200	149
*	American Safety Insurance
	Holdings, Ltd.	9,400	142
	Presidential Life Corp.	7,300	115
	Marsh & McLennan Cos., Inc.	1,700	54
	National Western Life
	Insurance Co. Class A	100	24
*	Reinsurance Group of
	America, Inc. Group–B	320	15
*	United America Indemnity, Ltd.	201	3

	Real Estate (2.0%)
	Hospitality Properties
	Trust REIT	80,600	1,654
	HRPT Properties Trust REIT	154,000	1,061
	National Retail
	Properties REIT	41,300	989
	CBL & Associates
	Properties, Inc. REIT	42,992	863
	HCP, Inc. REIT	14,700	590
	First Industrial Realty
	Trust REIT	20,400	585
	ProLogis REIT	13,400	553
	Medical Properties
	Trust Inc. REIT	47,810	543
	Sunstone Hotel
	Investors, Inc. REIT	38,611	521
	Annaly Mortgage
	Management Inc. REIT	35,500	477
	Host Hotels &
	Resorts Inc. REIT	34,600	460
	Alexandria Real Estate
	Equities, Inc. REIT	3,300	371
	Senior Housing
	Properties Trust REIT	15,500	369
	Nationwide Health
	Properties, Inc. REIT	10,000	360

14

			Market
			Value•
		Shares	($000)
	Cedar Shopping
	Centers, Inc. REIT	26,700	353
	Douglas Emmett, Inc. REIT	14,500	335
	Highwood Properties, Inc.
	REIT	8,700	309
	EastGroup Properties, Inc.
	REIT	6,100	296
	Apartment Investment &
	Management Co.
	Class A REIT	8,400	294
	Washington REIT	7,900	289
	Sovran Self Storage, Inc. REIT	6,300	282
	Extra Space Storage Inc. REIT	18,100	278
	Ramco-Gershenson
	Properties Trust REIT	11,763	264
	Mission West Properties Inc.
	REIT	26,598	259
	Saul Centers, Inc. REIT	5,100	258
	Equity One, Inc. REIT	12,400	254
	Hersha Hospitality Trust REIT	34,000	253
	DiamondRock Hospitality Co.
	REIT	27,210	248
	General Growth
	Properties Inc. REIT	12,800	193
	Vornado Realty Trust REIT	1,700	155
	Equity Residential REIT	3,300	147
	Boston Properties, Inc. REIT	1,400	131
	Plum Creek Timber Co. Inc.
	REIT	2,300	115
	Corporate Office Properties
	Trust, Inc. REIT	2,700	109
	Public Storage, Inc. REIT	1,100	109
	One Liberty Properties, Inc.
	REIT	5,490	97
	Associated Estates
	Realty Corp. REIT	2,800	36
	Home Properties, Inc. REIT	500	29
	Kimco Realty Corp. REIT	700	26
	Healthcare Realty
	Trust Inc. REIT	100	3

	Real Estate Management &
	Development (0.0%)
*	The St. Joe Co.	7,300	285

	Thrifts & Mortgage Finance (0.2%)
	New York Community
	Bancorp, Inc.	35,200	591
	Hudson City Bancorp, Inc.	31,600	583
	Sovereign Bancorp, Inc.	62,600	247
	First Place Financial Corp.	14,700	189
	WSFS Financial Corp.	800	48
	Berkshire Hills Bancorp, Inc.	986	32
*	Ocwen Financial Corp.	900	7
			182,095

			Market
			Value•
		Shares	($000)
Health Care (11.7%)
	Pfizer Inc.	1,347,750	24,853
*	Amgen, Inc.	227,500	13,484
	Johnson & Johnson	179,700	12,450
*	Boston Scientific Corp.	639,940	7,852
	Wyeth	100,700	3,720
	Merck & Co., Inc.	115,301	3,639
	Eli Lilly & Co.	66,800	2,941
*	Invitrogen Corp.	51,066	1,930
	Covidien Ltd.	33,885	1,822
*	King Pharmaceuticals, Inc.	159,630	1,529
*	Kindred Healthcare, Inc.	38,693	1,067
*	CONMED Corp.	21,505	688
	AmerisourceBergen Corp.	17,000	640
*	Forest Laboratories, Inc.	21,900	619
	McKesson Corp.	11,200	603
*	Apria Healthcare Group Inc.	31,000	565
*	WellPoint Inc.	11,577	541
*	DaVita, Inc.	9,400	536
*	Thermo Fisher Scientific, Inc.	9,600	528
	Omnicare, Inc.	18,100	521
	Universal Health Services
	Class B	9,100	510
	UnitedHealth Group Inc.	18,200	462
	Invacare Corp.	17,722	428
*	Express Scripts Inc.	5,700	421
	Aetna Inc.	11,500	415
*	Biogen Idec Inc.	7,000	352
*	RehabCare Group, Inc.	17,600	319
*	Cross Country
	Healthcare, Inc.	16,400	267
*	Albany Molecular
	Research, Inc.	14,489	262
*	LifePoint Hospitals, Inc.	8,100	260
*	Cardiac Science Corp.	16,300	169
	PerkinElmer, Inc.	5,990	150
*	ViroPharma Inc.	7,700	101
*	Emergent BioSolutions Inc.	5,800	76
*	Pharmanet Development
	Group, Inc.	9,900	71
	Quest Diagnostics, Inc.	1,200	62
	Datascope Corp.	800	41
*	Hanger Orthopedic Group, Inc.	2,257	39
*	Humana Inc.	190	8
			84,941
Industrials (9.4%)
	General Electric Co.	932,100	23,769
	Norfolk Southern Corp.	117,792	7,799
*	Allied Waste Industries, Inc.	225,800	2,509
	L-3 Communications
	Holdings, Inc.	25,200	2,478
	Ryder System, Inc.	36,800	2,282
	The Timken Co.	78,400	2,223
	General Dynamics Corp.	25,200	1,855
	United Technologies Corp.	28,000	1,682
*	Terex Corp.	52,190	1,593

15

			Market
			Value•
		Shares	($000)
	FedEx Corp.	20,000	1,581
*	United Rentals, Inc.	92,426	1,409
*	EMCOR Group, Inc.	47,100	1,240
	Crane Co.	31,728	943
	Manpower Inc.	18,600	803
	Waste Management, Inc.	24,900	784
	Skywest, Inc.	45,500	727
	Raytheon Co.	13,300	712
*	Perini Corp.	27,460	708
	Trinity Industries, Inc.	23,500	605
*	EnPro Industries, Inc.	15,820	588
*	GrafTech International Ltd.	34,500	521
*	Alliant Techsystems, Inc.	5,400	507
	CSX Corp.	8,400	458
	Illinois Tool Works, Inc.	10,300	458
	Armstrong Worldwide
	Industries, Inc.	15,500	448
*	AGCO Corp.	10,500	447
*	NCI Building Systems, Inc.	13,700	435
	Parker Hannifin Corp.	8,000	424
*	Tecumseh Products Co.
	Class A	16,500	413
	Granite Construction Co.	11,130	399
	NACCO Industries, Inc.
	Class A	4,080	386
	Comfort Systems USA, Inc.	27,480	367
	Gibraltar Industries Inc.	19,290	361
	Arkansas Best Corp.	10,000	337
	Ingersoll-Rand Co.	10,400	324
	Acuity Brands, Inc.	7,690	321
	Northrop Grumman Corp.	5,300	321
	Deluxe Corp.	21,600	311
*	WESCO International, Inc.	8,700	280
	Kelly Services, Inc. Class A	14,500	276
*	Republic Airways
	Holdings Inc.	26,800	273
*	Korn/Ferry International	12,400	221
*	On Assignment, Inc.	27,900	220
	Union Pacific Corp.	3,000	213
*	Aecom Technology Corp.	8,600	210
	Pacer International, Inc.	11,565	190
	Steelcase Inc.	16,900	182
*	Esterline Technologies Corp.	4,200	166
*	First Advantage Corp. Class A	11,400	160
*	TBS International Ltd.	11,200	151
*	Beacon Roofing Supply, Inc.	9,418	147
	Saia, Inc.	10,900	145
*	Columbus McKinnon Corp.	6,060	143
	Aircastle Ltd.	13,292	132
*	Park-Ohio Holdings Corp.	7,200	129
	Regal-Beloit Corp.	2,909	124
*	Spherion Corp.	24,200	118
*	Cornell Cos., Inc.	4,300	117
*	ICF International, Inc.	5,500	109
*	GeoEye Inc.	4,800	106

			Market
			Value•
		Shares	($000)
*	Volt Information Sciences Inc.	11,800	106
*	MPS Group, Inc.	9,188	93
	Tyco International, Ltd.	2,200	77
*	Rush Enterprises, Inc. Class A	5,508	71
*	Kforce Inc.	6,448	66
	Insteel Industries, Inc.	4,090	56
	Flowserve Corp.	600	53
*	Mastec Inc.	3,940	52
	IKON Office Solutions, Inc.	2,800	48
*	Hawaiian Holdings, Inc.	4,600	43
	Preformed Line Products Co.	554	32
*	International Shipholding Corp.	1,300	28
	Seaboard Corp.	19	24
	Twin Disc, Inc.	1,600	22
*	Hudson Highland Group, Inc.	1,602	11
	Ampco-Pittsburgh Corp.	380	10
*	Hurco Cos., Inc.	271	8
*	United Capital Corp.	200	5
	Viad Corp.	20	1
			68,146
Information Technology (4.7%)
*	Symantec Corp.	457,700	8,962
*	Computer Sciences Corp.	100,700	4,041
*	Lexmark International, Inc.	60,900	1,984
*	Avnet, Inc.	61,900	1,525
*	Convergys Corp.	93,300	1,379
*	Sun Microsystems, Inc.	166,725	1,267
	Tyco Electronics Ltd.	31,800	880
*	Skyworks Solutions, Inc.	86,200	721
	Intel Corp.	36,000	674
*	Arrow Electronics, Inc.	23,820	625
*	Tekelec	41,540	581
*	Avocent Corp.	27,812	569
*	Amkor Technology, Inc.	81,500	519
*	Integrated Device
	Technology Inc.	65,180	507
*	Compuware Corp.	51,800	502
	United Online, Inc.	50,600	476
	CA, Inc.	23,326	466
	Seagate Technology	38,400	465
	MAXIMUS, Inc.	12,248	451
*	QLogic Corp.	29,000	445
*	Fairchild Semiconductor
	International, Inc.	44,700	397
*	Brocade Communications
	Systems, Inc.	68,100	396
	Black Box Corp.	11,013	380
	Motorola, Inc.	52,600	376
*	PMC Sierra Inc.	48,010	356
*	Western Digital Corp.	15,700	335
*	JDA Software Group, Inc.	20,900	318
*	Ciber, Inc.	44,673	312
*	Mentor Graphics Corp.	27,450	312
*	CSG Systems
	International, Inc.	15,906	279

16

			Market
			Value•
		Shares	($000)
*	Ness Technologies Inc.	22,680	260
	Microsoft Corp.	9,100	243
*	TriQuint Semiconductor, Inc.	48,952	234
	International Business
	Machines Corp.	2,000	234
*	ModusLink Global
	Solutions, Inc.	22,234	214
*	Zygo Corp.	16,900	213
*	Measurement Specialties, Inc.	11,990	209
*	Novell, Inc.	39,400	203
*	Gerber Scientific, Inc.	20,400	186
	Hewlett-Packard Co.	3,600	166
	MTS Systems Corp.	3,443	145
*	Ceva, Inc.	17,300	144
*	Cymer, Inc.	4,800	122
*	Digi International, Inc.	11,360	116
*	EarthLink, Inc.	12,100	103
*	Tech Data Corp.	3,300	99
*	IXYS Corp.	10,121	92
*	Arris Group Inc.	9,600	74
	CTS Corp.	4,754	61
*	SAIC, Inc.	3,000	61
*	EMC Corp.	4,200	50
*	Multi-Fineline Electronix, Inc.	2,000	30
*	Super Micro Computer Inc.	3,000	27
			33,786
Materials (4.2%)
	International Paper Co.	218,097	5,710
	Nucor Corp.	123,297	4,870
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	60,200	3,422
	E.I. du Pont de
	Nemours & Co.	65,100	2,624
	Dow Chemical Co.	69,200	2,199
	Celanese Corp. Series A	63,237	1,765
	Olin Corp.	75,300	1,461
*	Owens-Illinois, Inc.	49,433	1,453
	Reliance Steel &
	Aluminum Co.	29,509	1,120
	United States Steel Corp.	14,141	1,097
	PPG Industries, Inc.	14,000	816
*	Buckeye Technology, Inc.	87,741	719
	Eastman Chemical Co.	10,900	600
	Schnitzer Steel
	Industries, Inc. Class A	14,023	550
*	OM Group, Inc.	20,810	468
	Stepan Co.	6,000	327
	Alcoa Inc.	14,000	316
	Koppers Holdings, Inc.	6,200	232
	CF Industries Holdings, Inc.	2,500	229
	Innophos Holdings Inc.	7,855	192
*	Sutor Technology Group, Ltd.	40,900	135
	The Mosaic Co.	1,700	116
	Ferro Corp.	4,700	94

		Market
		Value•
	Shares	($000)
Innospec, Inc.	7,800	94
Olympic Steel, Inc.	2,000	59
* GenTek, Inc.	600	15
		30,683
Telecommunication Services (6.0%)
Verizon Communications Inc.	625,902	20,085
AT&T Inc.	590,510	16,487
Embarq Corp.	95,800	3,885
CenturyTel, Inc.	70,400	2,580
Sprint Nextel Corp.	70,100	428
* Syniverse Holdings Inc.	16,100	267
Telephone & Data
Systems, Inc.	3,200	114
Qwest Communications
International Inc.	16,600	54
		43,900
Utilities (5.3%)
PG&E Corp.	184,200	6,898
Xcel Energy, Inc.	252,669	5,051
MDU Resources Group, Inc.	138,900	4,028
Edison International	89,893	3,587
Alliant Energy Corp.	90,900	2,928
Pepco Holdings, Inc.	127,552	2,922
Southern Co.	59,400	2,239
Pinnacle West Capital Corp.	37,790	1,300
Dominion Resources, Inc.	27,040	1,157
American Electric
Power Co., Inc.	27,000	1,001
Duke Energy Corp.	55,900	974
UniSource Energy Corp.	28,600	835
Ameren Corp.	19,400	757
Sempra Energy	14,700	742
SCANA Corp.	16,300	635
Entergy Corp.	6,000	534
Portland General Electric Co.	21,700	513
Exelon Corp.	7,800	488
FPL Group, Inc.	9,600	483
Sierra Pacific Resources	42,200	404
Atmos Energy Corp.	12,900	343
FirstEnergy Corp.	4,300	288
Questar Corp.	4,900	201
Westar Energy, Inc.	8,600	198
UGI Corp. Holding Co.	6,500	168
NorthWestern Corp.	5,010	126
DTE Energy Co.	800	32
* El Paso Electric Co.	740	16
		38,848
Total Common Stocks
(Cost $796,325)		703,714

17

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (4.4%)[1]
Money Market Fund (4.1%)
[2,3] Vanguard Market Liquidity
Fund, 2.296%	29,852,664	29,853

	Face
	Amount
	($000)
U.S. Government Obligation (0.3%)
4 Federal Home Loan Bank
5 2.433%, 11/6/08	2,200	2,193
Total Temporary Cash Investments
(Cost $32,047)		32,046
Total Investments (101.2%)
(Cost $828,372)		735,760
Other Assets and Liabilities (–1.2%)
Other Assets		4,473
Liabilities[3]		(13,153)
		(8,680)
Net Assets (100%)
Applicable to 68,351,477 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		727,080
Net Asset Value Per Share		$10.64

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	857,347
Undistributed Net
Investment Income	12,341
Accumulated Net
Realized Losses	(48,625)
Unrealized Appreciation
(Depreciation)
Investment Securities	(92,612)
Futures Contracts	(1,371)
Net Assets	727,080

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $4,420,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 1.5%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $4,563,000 of collateral received for securities on loan.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

5 Securities with a value of $2,193,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT—Real Estate Investment Trust.

18

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends	23,516
Interest[1]	1,265
Security Lending	146
Total Income	24,927
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,855
Performance Adjustment	(169)
The Vanguard Group—Note C
Management and Administrative	1,640
Marketing and Distribution	236
Custodian Fees	10
Auditing Fees	22
Shareholders’ Reports	31
Trustees’ Fees and Expenses	2
Total Expenses	3,627
Net Investment Income	21,300
Realized Net Gain (Loss)
Investment Securities Sold	(38,790)
Futures Contracts	(5,517)
Realized Net Gain (Loss)	(44,307)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(202,825)
Futures Contracts	(2,119)
Change in Unrealized Appreciation (Depreciation)	(204,944)
Net Increase (Decrease) in Net Assets Resulting from Operations	(227,951)

1 Interest income from an affiliated company of the fund was $1,146,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,300	31,120
Realized Net Gain (Loss)	(44,307)	139,137
Change in Unrealized Appreciation (Depreciation)	(204,944)	(21,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	(227,951)	148,682
Distributions
Net Investment Income	(27,530)	(22,826)
Realized Capital Gain[1]	(118,774)	(40,690)
Total Distributions	(146,304)	(63,516)
Capital Share Transactions
Issued	102,966	311,507
Issued in Lieu of Cash Distributions	129,634	55,069
Redeemed	(537,514)	(439,275)
Net Increase (Decrease) from Capital Share Transactions	(304,914)	(72,699)
Total Increase (Decrease)	(679,169)	12,467
Net Assets
Beginning of Period	1,406,249	1,393,782
End of Period[2]	727,080	1,406,249

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $47,667,000 and $8,138,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $12,341,000 and $18,571,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.41	$14.55	$14.36	$12.82	$10.82
Investment Operations
Net Investment Income	.270[1]	.330	.280	.280	.190
Net Realized and Unrealized Gain (Loss)
on Investments	(3.180)	1.170	1.070	1.460	1.990
Total from Investment Operations	(2.910)	1.500	1.350	1.740	2.180
Distributions
Dividends from Net Investment Income	(.350)	(.230)	(.280)	(.200)	(.180)
Distributions from Realized Capital Gains	(1.510)	(.410)	(.880)	—	—
Total Distributions	(1.860)	(.640)	(1.160)	(.200)	(.180)
Net Asset Value, End of Period	$10.64	$15.41	$14.55	$14.36	$12.82

Total Return[2]	–20.65%	10.52%	9.93%	13.65%	20.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$727	$1,406	$1,394	$994	$787
Ratio of Total Expenses to
Average Net Assets[3]	0.37%	0.33%	0.39%	0.39%	0.49%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.09%	2.09%	2.08%	1.61%
Portfolio Turnover Rate	86%	114%	57%	52%	56%

1 Calculated based on average shares outstanding.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.09%), (0.09%), (0.08%), and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

22

B. AXA Rosenberg Investment Management LLC provides investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The investment advisory fee is subject to quarterly adjustments based on performance since June 30, 2007, relative to the Russell 3000 Value Index.

Beginning in February 2008, The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis. This portion of the fund had previously been managed by Grantham, Mayo, Van Otterloo & Co. LLC. The basic fee paid to Grantham, Mayo, Van Otterloo & Co. LLC was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Value Index. The fund paid Vanguard advisory fees of $88,000 for the period ended September 30, 2008.

For the year ended September 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets before a decrease of $169,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $68,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2008, the fund had $14,863,000 of ordinary income available for distribution. The fund had available realized losses of $49,561,000 to offset future net capital gains through September 30, 2017.

At September 30, 2008, the cost of investment securities for tax purposes was $829,260,000. Net unrealized depreciation of investment securities for tax purposes was $93,500,000, consisting of unrealized gains of $40,200,000 on securities that had risen in value since their purchase and $133,700,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2008, the aggregate settlement value of open futures contracts expiring in December 2008 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	71	20,750	(1,361)
E-mini S&P 500 Index	10	585	(10)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

E. During the year ended September 30, 2008, the fund purchased $823,701,000 of investment securities and sold $1,221,589,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	8,315	20,742
Issued in Lieu of Cash Distributions	10,404	3,741
Redeemed	(41,601)	(29,026)
Net Increase (Decrease) in Shares Outstanding	(22,882)	(4,543)

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	733,567	(1,371)
Level 2—Other significant observable inputs	2,193	—
Level 3—Significant unobservable inputs	—	—
Total	735,760	(1,371)

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $71,295,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $27,630,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund[1]
Periods Ended September 30, 2008
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	–20.65%	5.67%	4.77%
Returns After Taxes on Distributions	–22.86	4.55	3.94
Returns After Taxes on Distributions and Sale of Fund Shares	–11.54	4.82	3.96

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 June 29, 2000.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$915.66	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	2.08

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory agreement with AXA Rosenberg Investment Management LLC. The board determined that the retention of AXA Rosenberg was in the best interests of the fund and its shareholders. The board previously approved the fund’s investment advisory arrangement with The Vanguard Group, Inc.; please see the fund’s semiannual report dated March 31, 2008, for more information.

The board based its decision upon an evaluation of AXA Rosenberg’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services provided by AXA Rosenberg since the firm began managing a portion of the fund in 2007, and took into account the organizational depth and stability of the advisor.

The board noted that AXA Rosenberg, founded in 1985, is an independently operated subsidiary of the AXA Group. AXA Rosenberg employs an investment philosophy grounded in fundamental analysis using a two-part quantitative model: a valuation model and an earnings-forecast model. The valuation model compares the current price of a company’s stock with its fair value calculated through an independent asset appraisal. The earnings-forecast model uses a mix of fundamental indicators and market data to identify companies that appear likely to have superior year-ahead earnings. The two models are combined to develop an individual predicted return for each company. A portfolio optimized against the Russell 3000 Value Index is the result.

The board concluded that AXA Rosenberg’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that since AXA Rosenberg began managing a portion of the fund in 2007, the fund has performed in line with expectations and its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section. The board did not consider profitability of AXA Rosenberg in determining whether to approve the advisory fee, because AXA Rosenberg is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement after a one-year period.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112008

>	Vanguard Capital Value Fund returned –42.4% for the fiscal year ended September 30, 2008, significantly trailing the negative returns of its comparative standards.

>	The fiscal year, which began with record stock market highs, ended with a volatile slide into a severe bear market as the financial sector endured a succession of stressful events.

>	The fund’s performance reflected the market’s distress, as well as poor stock selection, especially in the financial sector.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Capital Value Fund	VCVLX	–42.4%
Russell 3000 Value Index		–22.7
Average Multi-Cap Value Fund[1]		–24.9

Your Fund’s Performance at a Glance
September 30, 2007–September 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$13.52	$6.75	$0.130	$1.426

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

In a weak market, Vanguard Capital Value Fund performed especially poorly, returning –42.4% for the 12 months ended September 30, 2008. By comparison, the fund’s benchmark index returned –22.7%, and the average return for the fund’s peer group was –24.9%.

The fund’s advisor searches for stocks that it believes have unrecognized value, without regard to whether or not they’re included in the benchmark. In addition, the fund tends to hold sizable positions in a relatively small number of companies, which can lead to greater volatility and a substantial gap, positive or negative, between its return and the benchmark’s.

In the latest fiscal year, however, the gap in performance was unusually wide. This was primarily a consequence of poor stock selection, particularly in the financial sector.

Credit market turbulence weighed heavily on stock prices

Troubles simmering in the credit markets for much of the past year came to a boil at the end of the fiscal period, producing several high-profile bankruptcies and putting severe pressure on stock prices around the world. The broad U.S. stock market returned –21.2% for the period. In September alone, stock prices fell more than 9%. International stock markets were similarly disappointing, returning –30.0% for the full 12 months.

2

Policymakers and elected officials, both in the United States and abroad, responded to the upheavals with dramatic new programs designed to help stabilize the credit markets. As participants struggled to make sense of the markets’ fast-changing dynamics, stock prices were exceptionally volatile, with daily ups and downs of 2 percentage points or more becoming commonplace.

U.S. Treasuries rallied in a nervous market

Nervousness in the stock market was echoed, and even amplified, in the bond market. For the 12 months, the broad U.S. bond market returned 3.7%, largely on the strength of Treasuries—investors’ security of choice in times of duress. Corporate bonds generally produced negative returns for the period, coming under heavy selling pressure during investors’ flight to safety. Even the municipal market, made up of generally high-quality securities issued by states and municipalities, recorded a negative 12-month return.

The U.S. Federal Reserve Board responded to the turmoil with a dramatic easing of monetary policy. Over the full 12 months, the Fed reduced its target for the federal funds rate from 4.75% to 2.00%. On October 8, shortly after the close of the fiscal period, the Fed cut rates again, to 1.50%. The move was made in coordination with rate cuts by several other central banks.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2008
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–22.1%	0.1%	5.5%
Russell 2000 Index (Small-caps)	–14.5	1.8	8.1
Dow Jones Wilshire 5000 Index (Entire market)	–21.2	0.6	6.0
MSCI All Country World Index ex USA (International)	–30.0	3.1	11.8

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	3.7%	4.2%	3.8%
Lehman Municipal Bond Index	–1.9	1.9	2.8
Citigroup 3-Month Treasury Bill Index	2.6	4.0	3.1

CPI
Consumer Price Index	4.9%	3.2%	3.4%

3

Historic financial sector events took a toll on the fund’s returns

The fiscal year was a tumultuous time in the U.S. and foreign stock markets. The Russell 3000 Value Index, which serves as a benchmark for Vanguard Capital Value Fund, declined almost –23%, and the troubled financial sector sustained a series of blows, most of them in rapid succession in the closing weeks of the period.

Among the affected firms in which Capital Value had a position were Fannie Mae (placed in conservatorship), Washington Mutual (put into receivership and sold), and Lehman Brothers Holdings, which had become a top-10 holding in July but filed for bankruptcy in September. In addition, financial troubles continued at UBS AG, on the fund’s top-10 list during most of the year, and National City, the Cleveland regional banking company, both of which declined in value. By contrast, the fund’s holdings in Bank of America and Goldman Sachs, both among the fund’s current top-10 holdings, were major contributors to return.

Overall, financial holdings were responsible for about one-fourth of the fund’s negative return for the period. The fund’s holdings in the energy and health care sectors together accounted for another one-quarter of the fund’s negative performance.

A disappointment in the health care sector was Elan, an Irish biotech company, which discovered that two drugs it was developing appeared to have serious side effects.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Multi-Cap
	Fund	Value Fund
Capital Value Fund	0.53%	1.30%

1 The fund expense ratio shown is from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the fund’s expense ratio was 0.45%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

Among the weakest performers in the energy sector were Massey Energy, the large U.S. coal producer, and Gazprom OAO, the Russian behemoth that supplies gas to much of Europe. The stocks of Russian and other emerging-market companies were battered during the fiscal year, as investors’ aversion to risk increased. On a positive note, Arch Coal, the large coal mining and processing company, and Newfield Exploration, an independent oil and gas exploration firm, performed strongly.

Each of the fund’s other sectors also hindered returns. Among industrials, Northwest Airlines and U.S. Airways were affected by a slow-growth economy and high energy prices (although prices declined somewhat later in the year). Among consumer discretionary stocks, R.H. Donnelley, the telephone directory firm, faced an advertising slowdown.

Don’t lose sight of the long term during short-term ups and downs

The latest fiscal year has been tough on the Capital Value Fund. The fund’s aggressive strategy can make for volatile year-to-year performance. In fiscal 2007, for example, the fund reported a 12-month return of 19.3%, almost 6 percentage points ahead of its benchmark index. And in the preceding four years, Capital Value’s yearly total returns ranged from 11.8% to 36.8%.

Total Returns
December 17, 2001,[1] Through September 30, 2008
Average
Annual Return
Capital Value Fund	–1.2%
Russell 3000 Value Index	5.3
Average Multi-Cap Value Fund[2]	3.3

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception date.

2 Derived from data provided by Lipper Inc.

5

Capital Value’s recent reversal is a clear disappointment, but it’s important to recognize that the fund’s aggressive search for underappreciated stocks can be expected to produce ups and downs that are more dramatic than those of the market.

The basics of investing never go out of style

Over the past year—and more acutely in the weeks just before and after the close of the fiscal period—global financial markets experienced an unnerving confluence of events. History teaches us that selling in a panic, or letting your emotions interfere with your investment decisions, is often a recipe for disappointment.

Instead, it’s important to focus on the time-tested principles of balance and diversification, both within and across asset classes. For investors comfortable with holding an aggressive value fund, Capital Value can play a supporting role as one element of the stock portion of such a diversified portfolio.

Diversification within equities is not a panacea, of course, as most stock markets around the world succumbed to the credit crunch. And during the past 12 months, even balanced portfolios of stocks and bonds have faced tough times, although they’ve performed better than an all-stock portfolio. Everything that history has taught us about the markets, however, suggests that these principles can put you in the best position to achieve long-term investment success.

In closing, I’d like to announce that Peter Higgins, senior vice president and partner of Wellington Management Co., the advisor to the Capital Value Fund, assumed portfolio management responsibilities for the fund as of June 23, 2008. Peter has worked in the investment management industry for 22 years and has been on Wellington’s staff since 2005.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

October 10, 2008

6

Advisor’s Report

Our investment philosophy

Our investment approach is to seek out stocks that offer considerable upside potential because of their compelling valuation characteristics and catalysts that we believe could unlock that potential within a time horizon of 12 to 18 months. We often employ a contrarian approach in an effort to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that, in the short-term, the markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not try to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Although valuation is a key component of what we do, we do not limit ourselves to traditional value stocks. Particularly today, many faster-growing companies are extremely cheap; we have been emphasizing these stocks more recently, as this is where we see the most upside potential.

The short-term market environment is as volatile and unpredictable as any we have seen in more than 20 years. Sector rotations are quick and hard. The market does not like heightened uncertainty, and the financial contagion that has seized global markets is causing incredible dislocations. Access to credit is severely constrained. It is a foregone conclusion that we are on the verge of a recession, if not already in one. These factors make it very tricky to navigate the market in the shorter term.

Our performance

Our performance has been very disappointing of late. The market is undergoing incredible stress touched off by the housing crisis in the United States. The dislocations caused by the unwinding of these excesses, and inconsistent and unpredictable government interventions, have led to many of the financial challenges that we face today.

At the moment, the credit markets are virtually frozen, although we do believe that governments around the world will eventually be able to unlock them.

Clearly, we did not foresee that things would get as bad as they are today. Our biggest mistakes were to invest in Lehman Brothers and Washington Mutual, both of which recently failed. We had severely stress-tested the assets of both institutions and believed that they would survive, as they each had raised considerable amounts of capital in the months before their demise. But they were overwhelmed by liquidity issues and fell victim to the relentless public focus on their challenges. Our only consolation is that we sold most of the Washington Mutual holding before the company went under.

7

We also own a large position in Elan, which performed poorly in the recent quarter as investors fretted that the company’s Alzheimer’s drug might be less effective than expected. In addition, two patients on its key multiple sclerosis drug showed disappointing side effects. Nonetheless, we added to our holdings in the belief that the firm’s Alzheimer’s drug contains enormous promise, and we do not believe this is reflected in the current stock price.

More generally, the market is currently favoring only the highest-quality companies with the lowest perceived risk. We tend not to invest in these firms as they typically do not offer much upside potential, and this has further contributed to our underperformance.

Our outlook and strategy

In light of the recent stock market collapse and the credit market freeze, it is difficult to have confidence in short-term forecasts. It is most likely, however, that the economy will slow and companies will miss earnings estimates. The markets continued to suffer considerably at the start of the fourth quarter, and market sentiment was extremely poor. We do not know when the market will start to stabilize, but we believe that the portfolio is very well-positioned to benefit when it does.

At the end of September, the portfolio had a price/earnings ratio of less than 10x forward consensus estimates. In contrast, the price/earnings ratio of the Russell

3000 Index was 11.9x. Yet, the estimated earnings growth rate for the portfolio was 19%, well above the index’s 11.7%. While it is almost certain that these characteristics will not turn out as favorable as they appear today because of downward revisions to earnings and growth rates, they indicate the relative attractiveness of our portfolio compared with the market. We see growth as cheap and have rotated money in that direction without sacrificing the value orientation of the portfolio.

In recent months, we have boosted our holdings in financials, with an emphasis on industry leaders like Goldman Sachs and JPMorgan Chase. The steep correction in energy and materials stocks has led us to invest in these sectors. To fund these purchases, we have taken money out of health care and retail because these areas have performed relatively well and we do not see them as attractively valued going forward. We were underweighted in technology stocks, but the recent correction in the sector presented us with the opportunity to purchase some great franchises at attractive valuations. We added to our positions in Apple and Research In Motion because these innovative technology companies were trading at very compelling prices.

Peter I. Higgins, CFA, Senior Vice President

Wellington Management Company, LLP

October 10, 2008

8

Fund Profile

As of September 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	73	1,979	4,679
Median Market Cap	$20.7B	$29.6B	$29.6B
Price/Earnings Ratio	23.0x	14.3x	15.5x
Price/Book Ratio	2.0x	1.6x	2.2x
Yield[3]	0.8%	3.1%	2.3%
Return on Equity	11.5%	17.7%	20.0%
Earnings Growth Rate	27.8%	13.5%	17.7%
Foreign Holdings	28.1%	0.0%	0.0%
Turnover Rate	186%	—	—
Expense Ratio
(9/30/2007)[4]	0.53%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10.6%	9.1%	9.2%
Consumer Staples	2.9	8.5	10.5
Energy	17.7	14.6	12.6
Financials	17.8	28.3	17.3
Health Care	13.1	11.2	13.0
Industrials	14.0	9.9	11.4
Information Technology	18.3	3.7	15.7
Materials	2.8	3.8	3.7
Telecommunication
Services	2.8	4.9	2.8
Utilities	0.0	6.0	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.77	0.81
Beta	1.32	1.32

Ten Largest Holdings[6] (% of total net assets)

Elan Corp. PLC ADR	pharmaceuticals	5.4%
Northwest Airlines Corp.	airlines	4.3
The Goldman	investment banking
Sachs Group, Inc.	and brokerage	4.0
OAO Gazprom-Sponsored	integrated oil
ADR	and gas	3.6
Bank of America Corp.	diversified financial
	services	3.2
General Electric Co.	industrial
	conglomerates	2.8
MetroPCS	wireless
Communications Inc.	telecommunication
	services	2.8
CONSOL Energy, Inc.	coal and
	consumable fuels	2.6
Cisco Systems, Inc.	communications
	equipment	2.3
Research In Motion Ltd.	communications
	equipment	2.3
Top Ten		33.3%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratio shown is from the prospectus dated January 28, 2008. For the fiscal year ended September 30, 2008, the expense ratio was 0.45%.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

6 The holdings listed exclude any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001–September 30, 2008

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2008			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Capital Value Fund[2]	–42.40%	0.10%	–1.25%	$9,184
Dow Jones Wilshire 5000 Index	–21.20	6.04	3.49	12,620
Russell 3000 Value Index	–22.70	7.29	5.28	14,182
Average Multi-Cap Value Fund[3]	–24.90	5.12	3.32	12,484

Fiscal-Year Total Returns (%): December 17, 2001–September 30, 2008

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: December 17, 2001.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (10.6%)
	Comcast Corp. Class A	416,200	8,170
	Ctrip.com International Ltd.
	ADR	159,300	6,151
*	Ford Motor Co.	880,223	4,577
*,1	Buck Holdings, LP, Private
	Placement Shares	4,130,622	4,378
*	Viacom Inc. Class B	167,300	4,156
	Staples, Inc.	180,500	4,061
*,^	Focus Media Holding Ltd.
	ADR	119,100	3,396
*	Sirius XM Radio Inc.	3,619,880	2,063
*	R.H. Donnelley Corp.	479,587	954
			37,906
Consumer Staples (2.9%)
	SuperValu Inc.	137,600	2,986
	Safeway, Inc.	102,900	2,441
	Chaoda Modern Agriculture
	Holdings Ltd.	2,772,900	2,342
*	Marine Harvest	3,161,000	1,577
*	Cosan Ltd.	154,300	1,231
			10,577
Energy (17.6%)
	OAO Gazprom-Sponsored
	ADR	405,800	12,968
	CONSOL Energy, Inc.	204,800	9,398
	Chesapeake Energy Corp.	220,600	7,911
	Cameco Corp.	353,100	7,878
	Massey Energy Co.	204,700	7,301
	Hess Corp.	84,400	6,927
	Marathon Oil Corp.	171,500	6,838
	Reliance Industries Ltd. GDR	45,100	3,736
*,2	Brasil Ecodiesel ADR	326,000	235
*	Brasil Ecodiesel
	Industria e Comercia
	de Biocombustiveis e
	Oleos Vegetais SA	269,300	194
			63,386

			Market
			Value•
		Shares	($000)
Financials (17.9%)
	The Goldman
	Sachs Group, Inc.	113,500	14,528
	Bank of America Corp.	324,500	11,357
*	UBS AG (New York Shares)	462,744	8,117
	JPMorgan Chase & Co.	127,300	5,945
*,2	Solar Cayman Ltd. Private
	Placement	370,800	5,625
	Merrill Lynch & Co., Inc.	210,600	5,328
	Huntington Bancshares Inc.	499,888	3,994
	Sovereign Bancorp, Inc.	948,100	3,745
	Invesco, Ltd.	117,534	2,466
	Deutsche Boerse AG	23,400	2,141
	National City Corp.	668,600	1,170
			64,416
Health Care (13.1%)
*	Elan Corp. PLC ADR	1,815,200	19,368
*,1	Impax Laboratories, Inc.	829,200	6,634
	UnitedHealth Group Inc.	205,600	5,220
	Wyeth	128,900	4,762
	Schering-Plough Corp.	246,400	4,551
	Eli Lilly & Co.	74,200	3,267
*	Novavax Inc. Private
	Placement	803,700	2,331
*	Novavax, Inc.	257,600	747
			46,880
Industrials (14.0%)
*	Northwest Airlines Corp.	1,725,800	15,584
	General Electric Co.	390,900	9,968
*	First Solar, Inc.	41,000	7,745
*	Suntech Power
	Holdings Co., Ltd. ADR	121,800	4,369
	Mitsui & Co., Ltd.	276,700	3,435
*	Siemens AG	32,600	3,061
	FedEx Corp.	34,800	2,751
*	Monster Worldwide Inc.	173,900	2,593
*	Delta Air Lines Inc.	107,800	803
			50,309

11

			Market
			Value•
		Shares	($000)
Information Technology (18.3%)
*	Cisco Systems, Inc.	371,700	8,386
*	Research In Motion Ltd.	121,900	8,326
*	Apple Inc.	70,900	8,058
*	Electronic Arts Inc.	148,700	5,500
	Maxim Integrated
	Products, Inc.	304,100	5,480
*	Google Inc.	13,100	5,247
	Nokia Corp. ADR	267,300	4,985
*	MEMC Electronic
	Materials, Inc.	159,400	4,505
	Microsoft Corp.	137,600	3,673
*	Flextronics International Ltd.	356,700	2,525
	Intel Corp.	126,300	2,366
	Texas Instruments, Inc.	89,800	1,931
*	SunPower Corp. Class B	27,100	1,871
*	Marvell Technology
	Group Ltd.	182,700	1,699
	Applied Materials, Inc.	83,100	1,257
			65,809
Materials (2.8%)
	Potash Corp. of
	Saskatchewan, Inc.	30,400	4,013
	Alcoa Inc.	102,600	2,317
	Makhteshim-Agan
	Industries Ltd.	338,420	2,133
	Arcelor Mittal Class A New
	York Registered Shares	28,600	1,412
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	1,000	57
			9,932
Telecommunication Services (2.8%)
*	MetroPCS
	Communications Inc.	708,500	9,912
Total Common Stocks
(Cost $468,286)			359,127

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.7%)
[3,4] Vanguard Market
Liquidity Fund, 2.296%
(Cost $2,430)	2,430,000	2,430
Total Investments (100.7%)
(Cost $470,716)		361,557
Other Assets and Liabilities—Net (–0.7%)		(2,467)
Net Assets (100%)
Applicable to 53,218,395 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		359,090
Net Asset Value Per Share		$6.75

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		361,557
Receivables for Investment
Securities Sold		20,810
Other Assets		849
Total Assets		383,216
Liabilities
Payables for Investment
Securities Purchased		16,169
Security Lending Collateral
Payable to Brokers		2,430
Other Liabilities		5,527
Total Liabilities		24,126
Net Assets		359,090

12

At September 30, 2008, net assets consisted of:
Amount
($000)
Paid-in Capital	589,787
Undistributed Net Investment Income	2,533
Accumulated Net Realized Losses	(124,062)
Unrealized Appreciation (Depreciation)
Investment Securities	(109,159)
Foreign Currencies	(9)
Net Assets	359,090

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $2,309,000.

1 Restricted securities represent 3.1% of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate value of these securities was $5,860,000, representing 1.6% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $2,430,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Statement of Operations

Year Ended
September 30, 2008
($000)
Investment Income
Income
Dividends[1]	6,506
Interest	125
Security Lending	57
Total Income	6,688
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,139
Performance Adjustment	(81)
The Vanguard Group—Note C
Management and Administrative	997
Marketing and Distribution	127
Custodian Fees	41
Auditing Fees	21
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	2,265
Expenses Paid Indirectly	(32)
Net Expenses	2,233
Net Investment Income	4,455
Realized Net Gain (Loss)
Investment Securities Sold	(106,741)
Foreign Currencies	(78)
Realized Net Gain (Loss)	(106,819)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(168,881)
Foreign Currencies	(28)
Change in Unrealized Appreciation (Depreciation)	(168,909)
Net Increase (Decrease) in Net Assets Resulting from Operations	(271,273)

1 Dividends are net of foreign withholding taxes of $360,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Statement of Changes in Net Assets

	Year Ended September 30,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,455	7,333
Realized Net Gain (Loss)	(106,819)	66,465
Change in Unrealized Appreciation (Depreciation)	(168,909)	10,550
Net Increase (Decrease) in Net Assets Resulting from Operations	(271,273)	84,348
Distributions
Net Investment Income	(6,366)	(4,649)
Realized Capital Gain[1]	(69,833)	(38,158)
Total Distributions	(76,199)	(42,807)
Capital Share Transactions
Issued	153,773	315,194
Issued in Lieu of Cash Distributions	71,089	39,787
Redeemed	(188,786)	(163,310)
Net Increase (Decrease) from Capital Share Transactions	36,076	191,671
Total Increase (Decrease)	(311,396)	233,212
Net Assets
Beginning of Period	670,486	437,274
End of Period[2]	359,090	670,486

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $19,882,000 and $215,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $2,533,000 and $4,409,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.52	$12.40	$11.64	$10.42	$9.05
Investment Operations
Net Investment Income	.090	.160	.120	.120[1]	.090
Net Realized and Unrealized Gain (Loss)
on Investments	(5.304)	2.157	1.215	1.230	1.340
Total from Investment Operations	(5.214)	2.317	1.335	1.350	1.430
Distributions
Dividends from Net Investment Income	(.130)	(.130)	(.100)	(.130)	(.060)
Distributions from Realized Capital Gains	(1.426)	(1.067)	(.475)	—	—
Total Distributions	(1.556)	(1.197)	(.575)	(.130)	(.060)
Net Asset Value, End of Period	$6.75	$13.52	$12.40	$11.64	$10.42

Total Return[2]	–42.40%	19.31%	11.77%	12.98%	15.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$359	$670	$437	$427	$410
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.53%	0.61%	0.59%	0.53%
Ratio of Net Investment Income to
Average Net Assets	0.88%	1.23%	1.02%	1.01%[1]	0.95%
Portfolio Turnover Rate	186%	56%	47%	46%	40%

1 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), 0.06%, 0.08%, 0.07%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the year ended September 30, 2008, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $81,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2008, the fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $31,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2008, the fund realized net foreign currency losses of $78,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the fund’s investments were in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2008, the fund realized gains on the sale of passive foreign investment companies of $113,000, which have been included in the current period’s taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2008, the fund had $3,530,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2007 included net capital gains realized through October 31, 2007. Subsequently, the fund realized capital losses of $113,187,000 which are available to offset future net capital gains.

18

At September 30, 2008, the cost of investment securities for tax purposes was $481,559,000. Net unrealized depreciation of investment securities for tax purposes was $120,002,000, consisting of unrealized gains of $10,349,000 on securities that had risen in value since their purchase and $130,351,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2008, the fund purchased $942,849,000 of investment securities and sold $975,513,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2008	2007
	Shares	Shares
	(000)	(000)
Issued	15,843	23,390
Issued In Lieu of Cash Distributions	7,025	3,133
Redeemed	(19,249)	(12,183)
Net Increase (Decrease) in Shares Outstanding	3,619	14,340

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2008, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	314,023
Level 2—Other significant observable inputs	30,897
Level 3—Significant unobservable inputs	16,637
Total	361,557

19

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2008:

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2007	9,678
Transfers in and/or out of Level 3	6,634
Change in Unrealized Appreciation (Depreciation)	325
Balance as of September 30, 2008	16,637

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 19, 2008

Special 2008 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2008, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $49,951,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For non-resident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $7,513,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 73.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2008. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund[1]
Periods Ended September 30, 2008
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	–42.40%	0.10%	–1.25%
Returns After Taxes on Distributions	–43.93	–0.88	–2.02
Returns After Taxes on Distributions and Sale of Fund Shares	–25.33	0.51	–0.78

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 December 17, 2001.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2008	9/30/2008	Period[1]
Based on Actual Fund Return	$1,000.00	$783.97	$2.01
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.28

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared. The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

26

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/
Trustee Since May 1987;	Trustee of The Vanguard Group, Inc., and of each of the investment companies served
Chairman of the Board	by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group
156 Vanguard Funds Overseen	and of each of the investment companies served by The Vanguard Group (1996–2008).

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee Since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
156 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee Since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
156 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee Since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
156 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee Since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
156 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee Since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
156 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee Since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
156 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee Since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
156 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee Since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
156 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Chief Financial Officer	Treasurer of each of the investment companies served by The Vanguard Group; Chief
Since September 2008	Financial Officer of each of the investment companies served by The Vanguard
Treasurer Since July 1998	Group since 2008.
156 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: Chief Executive Officer, Director,
Chief Executive Officer	and President of The Vanguard Group, Inc., since 2008; Chief Executive Officer and
Since August 31, 2008	President of each of the investment companies served by The Vanguard Group since
President Since March 2008	2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard
156 Vanguard Funds Overseen	Group (1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary Since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
156 Vanguard Funds Overseen	The Vanguard Group and of each of the investment companies served by The Vanguard
Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
CFA® is a trademark owned by CFA Institute.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
The funds or securities referred to herein are not	available on the SEC’s website, and you can receive
sponsored, endorsed, or promoted by MSCI, and MSCI	copies of this information, for a fee, by sending a
bears no liability with respect to any such funds or	request in either of two ways: via e-mail addressed to
securities. For any such funds or securities, the	publicinfo@sec.gov or via regular mail addressed to the
prospectus or the Statement of Additional Information	Public Reference Section, Securities and Exchange
contains a more detailed description of the limited	Commission, Washington, DC 20549-0102.
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2008: $67,000

Fiscal Year Ended September 30, 2007: $65,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2008: $3,055,590

Fiscal Year Ended September 30, 2007: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2008: $626,240

Fiscal Year Ended September 30, 2007: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2008: $0

Fiscal Year Ended September 30, 2007: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2008: $230,400

Fiscal Year Ended September 30, 2007: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2008

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2008

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.